UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2111
                                   ------------


                             AXP GROWTH SERIES, INC.
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               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------
Date of reporting period:    1/31
                         --------------

AXP(R)
  Growth
       Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2005

AXP Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                3

Performance Summary                                          4

Questions & Answers
   with Portfolio Management                                 5

Investments in Securities                                   10

Financial Statements (Portfolio)                            14

Notes to Financial Statements (Portfolio)                   17

Financial Statements (Fund)                                 21

Notes to Financial Statements (Fund)                        24

Fund Expenses Example                                       33

Proxy Voting                                                35

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot
        AT JAN. 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Nick Thakore                              4/02               12

FUND OBJECTIVE

For investors seeking long term capital growth.

Inception dates by class
A: 3/1/72     B: 3/20/95    C: 6/26/00     I: 3/4/04       Y: 3/20/95

Ticker symbols by class
A: INIDX      B: IGRBX      C: AXGCX       I: AGWIX        Y: IGRYX

Total net assets                                         $3.020 billion

Number of holdings                                                  123

STYLE MATRIX

        STYLE
VALUE   BLEND    GROWTH
                    X       LARGE
                            MEDIUM SIZE
                            SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Information technology 20.0%
Health care 19.0%
Consumer discretionary 14.3%
Telecommunications 11.2%
Financials 9.0%
Consumer staples 7.8%
Short-term securities* 6.5%
Energy 4.1%
Industrials 3.4%
Telecommunication services 3.1%
Materials 1.5%
Other 0.1%

*2.4% of portfolio assers is due to security lending activity.
 4.1% of portfolio assets is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

NTL (Cable)                                                        7.6%
Nextel Communications Cl A
(Cellular telecommunications)                                      7.5
Nokia ADR (Telecom equipment & services)                           3.1
Sprint (Utilities -- telephone)                                    3.1
Johnson & Johnson (Health care products)                           3.0
Motorola (Telecom equipment & services) 2.5
Dell (Computer hardware)                                           2.3
Pfizer (Health care products)                                      1.9
Intel (Electronics)                                                1.8
Procter & Gamble (Household products)                              1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, political, economica and other factors.

Fund holdings are subject to change.

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3 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

                             PERFORMANCE COMPARISON
                  For the six-month period ended Jan. 31, 2005

                +9.86%                  +6.01%              +7.92%

+9.86% = AXP Growth Fund Class A (excluding sales charge)
+6.01% = Russell 1000(R) Growth Index(1) (unmanaged)
+7.92% = Lipper Large-Cap Growth Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those companies among the 1,000 largest companies included in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nick Thakore discusses the Fund's positioning and results for the first half of the 2005 fiscal year.

Q: How did AXP Growth Fund perform for the six-month period ended Jan. 31, 2005?

A: AXP Growth Fund's Class A shares rose 9.86%, excluding sales charge, for the six-month period ended Jan. 31, 2005. The Fund outperformed the 7.92% return of its peer group as represented by the Lipper Large-Cap Growth Funds Index as well as its benchmark, the Russell 1000(R) Growth Index (Russell Index), which advanced 6.01% for the same period.

Q:  What factors affected performance?

A: Favorable sector allocations and strong stock selection helped the Fund outperform the Russell Index and its peer group by a strong margin for the fiscal period. Several of the dominant themes in

AVERAGE ANNUAL TOTAL RETURNS

                           Class A                   Class B                  Class C            Class I        Class Y
(Inception dates)         (3/1/72)                  (3/20/95)                (6/26/00)          (3/4/04)       (3/20/95)
                     NAV(1)      POP(2)        NAV(1)      CDSC(3)     NAV(1)       CDSC(4)      NAV(5)         NAV(6)
at Jan. 31, 2005
6 months*            +9.86%      +3.54%         +9.43%      +5.43%      +9.43%       +8.43%     +10.17%         +10.01%
1 year               +6.02%      -0.08%         +5.17%      +1.17%      +5.17%       +5.17%        N/A           +6.17%
3 years              -0.42%      -2.36%         -1.21%      -2.20%      -1.21%       -1.21%        N/A           -0.25%
5 years             -11.10%     -12.15%        -11.79%     -11.96%       N/A          N/A          N/A          -10.95%
10 years             +7.00%      +6.37%          N/A         N/A         N/A          N/A          N/A            N/A
Since inception     +11.96%     +11.96%         +5.48%      +5.48%     -14.55%      -14.55%      +3.67%*         +6.45%

at Dec. 31, 2004
6 months*            +6.88%      +0.73%         +6.47%      +1.47%      +6.47%       +5.47%      +7.13%          +6.93%
1 year               +8.49%      +2.25%         +7.69%      +3.69%      +7.69%       +7.69%        N/A           +8.70%
3 years              -0.19%      -2.14%         -0.96%      -1.96%      -0.96%       -0.96%        N/A           -0.01%
5 years             -11.17%     -12.21%        -11.85%     -12.02%       N/A          N/A          N/A          -11.02%
10 years             +7.20%      +6.57%          N/A         N/A         N/A          N/A          N/A            N/A
Since inception     +12.06%     +12.06%         +5.75%      +5.75%     -14.42%      -14.42%      +5.66%*         +6.72%

* Not annualized

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Favorable sector allocations and strong stock selection helped the Fund outperform the Russell Index and its peer group by a strong margin for the fiscal period. (end callout quote)

    the portfolio -- including an emphasis on cable stocks and wireless telecommunications companies -- were particularly advantageous for our results.

    Regarding the Fund's sector allocations, the results were almost uniformly positive. A higher-than-Russell Index position in telecommunications services was a major contributor. In addition, a number of individual telecommunications stocks added to relative return, including Vodafone, Nextel Partners, Nextel and Western Wireless. These stocks benefited from strong fundamentals during the period. Mergers also contributed to the strong results within the sector. Western Wireless benefited from the announcement that it would be acquired by Alltel, while Nextel and Nextel Partners both advanced on news of the intended merger between Sprint and Nextel.

    The Fund's cable holdings advanced during the period, driven by cheap valuations and value-unlocking catalysts. In particular, NTL, a U.K. cable stock that we have held for some time, added to relative return. The company announced the sale of its tower business during the period for an attractive price. Speculation related to a possible merger with Telewest Global, another U.K. cable company, also helped NTL's stock.

    The Fund's technology position added to relative return, as did our lower-than-Russell Index positions in some weaker performing technology stocks such as Cisco and Intel. Cell phone maker Nokia was the largest positive contributor within the technology sector. After Nokia declined on earnings difficulties last year, we aggressively bought the stock. Since then the company has begun to deliver strong earnings and its stock price has rebounded.

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6 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    Stock selection among health care holdings was a modest positive contributor. The Fund benefited from larger-than-Russell Index positions in Aetna, a well-known HMO, and Medco Health Solutions, a pharmacy benefits management company. The Fund's position in the energy sector was also advantageous as energy stocks continued to benefit from high global energy prices.

    Pharmaceutical giant Merck was the only individual stock to have a significant negative impact on relative return for the fiscal period. Merck's stock declined sharply in the fall of 2004 after the company removed its leading arthritis drug Vioxx from the market due to evidence that long-term use significantly increased the risk of stroke and heart attack. From a sector allocation perspective, lower-than-benchmark positions in the industrials and consumer discretionary sectors had a marginal negative impact.

Q:  What changes did you make during the six-month period?

A: Telecommunications services remained an important emphasis for the Fund, but within the sector, we adjusted some holdings, largely due to strong performance from selected stocks. For example, we sold Western Wireless, which advanced strongly during the period. We increased the Fund's holdings of Sprint and Nextel due to optimism about the prospects for the combined Nextel/Sprint entity in 2005. We are impressed by the prospect of a positive growth rate, attractive valuation and the potential power which could be created by putting these two companies together.

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7 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    We slightly reduced our energy exposure when oil prices rose to such high levels that we thought any subsequent price decline would hurt the stocks. Still, the portfolio's energy position remains larger than that of the Russell Index. We have preferred energy over industrial stocks because we would rather emphasize sectors where growth is not decelerating and not so dependant on the economy. We think growth rates on industrials are decelerating and that valuations already discount very strong forward growth. During the fiscal period, we also sold a few health care stocks.

Q: How do you plan to manage the Fund in the coming months given current market conditions?

A: We believe 2005 will be a year with lower growth rates overall, resulting in an environment where the market is likely to reward strong growth that is viewed as sustainable. We believe the growth rates on the stocks we own are very good. Although some stocks may be facing decelerating growth, in general, the stocks we have emphasized still have better growth rates than the market, as well as good valuations. In addition, we have favored stocks with growth stories that are more company-specific than dependant on economic growth, particularly those with identifiable catalysts for future appreciation.

What are Growth and Value Funds?

Growth Funds: Funds that seek growth of capital by investing in growing companies that are expected to have above-average increases in earnings or sales.

Value Funds: Funds that seek growth of capital by investing in companies that are believed to be temporarily undervalued in the market and may show promise for the future.

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8 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Value stocks have outpaced growth stocks since 2000, making this cycle of outperformance longer and more substantial than any other during the last 20 years. History tells us that such an imbalance in the equity market must correct itself at some point. (end callout quote)

    Since small-cap stocks have performed better than large-caps for some time, we see an opportunity for larger-cap stocks to reclaim the market leadership. Consequently, we have been actively looking for large-cap stocks that are positioned to do well, with a goal of increasing the Fund's average market capitalization.

    Similarly, we are optimistic about the prospects for growth stocks. Value stocks have outpaced growth stocks since 2000, making this cycle of outperformance longer and more substantial than any other during the last 20 years. History tells us that such an imbalance in the equity market must correct itself at some point. This far into such a prolonged cycle, we believe investors should maintain their exposure to growth stocks. Otherwise, they may not benefit when the market again begins to favor growth.

    To illustrate the difference in performance between large-cap growth and large-cap value stocks in recent years, the chart below compares the returns of the Russell 1000 Growth Index, the Russell 1000 Value Index and the Standard & Poor's 500 Index, an unmanaged index containing both growth and value stocks.

COMPARISON OF RETURNS

At Jan. 31, 2005 Is a Growth Style Investment Recovery on the Horizon?

                                       1 yr     3 yr    5 yr    10 yr
Russell 1000 Growth Index             +0.70%   -0.71%   -9.04%   +8.99%
Russell 1000 Value Index             +12.45%   +8.20%   +5.59%  +13.28%
S&P 500 Index                         +6.22%   +3.24%   -1.77%  +11.51%

Past performance does not guarantee future results. The Russell 1000(R) Growth Index is an unmanaged market capitalization weighted index of those Russell 1000 Index companies with higher forecasted growth values The Russell 1000(R) Value Index is an unmanaged market capitalization weighted index of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. None of the Index figures reflect any deduction for fees or expenses.

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9 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

Growth Portfolio

Jan. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.5%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.1%)
Lockheed Martin                               466,000(d)           $26,939,460
United Technologies                            74,200                7,470,456
Total                                                               34,409,916

Banks and savings & loans (1.9%)
Commerce Bancorp                              271,800(d)            15,639,372
First Marblehead                               43,450(b)             2,795,139
HDFC Bank ADR                                  75,100(c)             3,341,950
Investors Financial Services                  513,100               25,865,371
Wachovia                                      168,000                9,214,800
Total                                                               56,856,632

Beverages & tobacco (2.2%)
Altria Group                                  170,150               10,860,675
Coca-Cola                                     119,800                4,970,502
PepsiCo                                       958,800               51,487,560
Total                                                               67,318,737

Broker dealers (0.2%)
Merrill Lynch & Co                            100,800                6,055,056

Cable (9.4%)
NTL                                         3,464,296(b)           235,676,057
RCN                                           249,100(b,d)           4,857,450
Telewest Global                             2,583,100(b,c)          43,525,235
Total                                                              284,058,742

Cellular telecommunications (11.5%)
Nextel Communications Cl A                  8,053,500(b)           231,054,914
NTT DoCoMo                                      6,600(c)            11,429,254
Telesystem Intl Wireless                    3,531,749(b,c)          49,832,978
Vodafone Group ADR                          2,057,200(c)            53,446,056
Total                                                              345,763,202

Computer hardware (4.9%)
Cisco Systems                               2,430,000(b)            43,837,200
Dell                                        1,685,300(b)            70,378,128
EMC                                         1,392,600(b)            18,243,060
Sun Microsystems                            3,376,900(b)            14,723,284
Total                                                              147,181,672

Computer software & services (2.9%)
Google Cl A                                    78,900(b,d)          15,435,207
Microsoft                                   1,051,600               27,636,048
Oracle                                      1,696,000(b)            23,353,920
Symantec                                      968,000(b)            22,602,800
Total                                                               89,027,975

Electronics (4.4%)
ASML Holding                                  599,500(b,c)           9,849,785
Freescale Semiconductor Cl A                  664,100(b)            11,356,110
Freescale Semiconductor Cl B                  302,062(b)             5,277,023
Intel                                       2,539,400               57,009,530
Linear Technology                             346,400               13,073,136
Marvell Technology Group                      135,200(b,c)           4,522,440
Maxim Integrated Products                     324,700               12,666,547
Texas Instruments                             772,000               17,918,120
Total                                                              131,672,691

Energy (1.7%)
Anadarko Petroleum                            285,700               18,916,197
ChevronTexaco                                 288,200               15,678,080
ConocoPhillips                                166,300               15,430,977
Total                                                               50,025,254

Energy equipment & services (2.5%)
Baker Hughes                                  147,900                6,404,070
Halliburton                                 1,006,000               41,376,780
Schlumberger                                  282,000               19,187,280
Transocean                                    187,300(b)             8,241,200
Total                                                               75,209,330

Finance companies (0.2%)
Citigroup                                     136,900                6,714,945

Financial services (3.0%)
Capital One Financial                         177,100               13,863,388
Countrywide Financial                         417,500               15,447,500
Fannie Mae                                    536,400               34,640,712
Freddie Mac                                   317,900               20,755,691
Nomura Holdings                               534,700(c)             7,021,475
Total                                                               91,728,766

See accompanying notes to investments in securities.

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10 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Food (1.1%)
Kellogg                                       630,350              $28,138,824
Sara Lee                                      192,700                4,524,596
Total                                                               32,663,420

Health care products (14.9%)
Allergan                                       57,300                4,351,935
Amgen                                         210,500(b)            13,101,520
Baxter Intl                                   224,400                7,575,744
Biogen Idec                                   702,200(b)            45,614,912
Bristol-Myers Squibb                          843,600               19,773,984
Elan ADR                                      631,400(b,c,d)        17,003,602
Forest Laboratories                            71,300(b)             2,961,089
Genentech                                     578,000(b)            27,576,380
Gilead Sciences                               181,100(b)             5,994,410
GlaxoSmithKline ADR                           447,700(c,d)          19,953,989
Johnson & Johnson                           1,450,300               93,834,409
Medco Health Solutions                        719,400(b)            30,624,858
Medtronic                                     383,900               20,150,911
Merck & Co                                    337,600                9,469,680
Novartis ADR                                  582,300(c,d)          27,880,524
OSI Pharmaceuticals                           335,500(b)            21,841,050
Pfizer                                      2,385,800               57,640,928
Schering Plough                               992,300               18,417,088
Wyeth                                         168,900                6,693,507
Total                                                              450,460,520

Health care services (4.5%)
Aetna                                         172,850               21,960,593
Cardinal Health                               327,500               18,444,800
Caremark Rx                                   116,800(b)             4,566,880
Community Health Systems                      111,600(b)             3,234,168
HCA                                           882,700               39,297,804
HealthSouth                                 1,687,100(b)             9,869,535
Lincare Holdings                               33,500(b)             1,390,250
Magellan Health Services                      412,550(b)            15,322,107
Tenet Healthcare                              118,800(b)             1,179,684
WellPoint                                     176,700(b)            21,469,050
Total                                                              136,734,871

Household products (4.5%)
Avon Products                                 405,800               17,132,876
Colgate-Palmolive                             218,000               11,453,720
Gillette                                      973,000               49,350,560
Kimberly-Clark                                 46,700                3,059,317
Procter & Gamble                            1,044,100               55,577,443
Total                                                              136,573,916

Insurance (3.8%)
ACE                                           357,400(c)            15,511,160
Allstate                                      230,500               11,626,420
American Intl Group                           815,100               54,032,979
Chubb                                         323,000               24,057,040
Prudential Financial                          191,600               10,329,156
Total                                                              115,556,755

Leisure time & entertainment (0.5%)
Viacom Cl B                                   366,412               13,681,824

Media (1.5%)
eBay                                          275,300(b)            22,436,950
Walt Disney                                   749,200               21,449,596
Total                                                               43,886,546

Multi-industry (2.4%)
Monsanto                                      216,000               11,692,080
Sony                                          199,300(c)             7,385,043
Tyco Intl                                   1,060,900(c)            38,340,926
Vivendi Universal ADR                         441,000(b,c)          13,953,240
Total                                                               71,371,289

Precious metals (1.5%)
Coeur d'Alene Mines                         4,860,300(b,d)          17,156,859
Newmont Mining                                694,200               28,871,778
Total                                                               46,028,637

Retail -- general (3.3%)
Gap                                           588,800               12,959,488
Home Depot                                    318,400               13,137,184
Lowe's Companies                              108,000                6,154,920
Target                                        570,900               28,984,593
Wal-Mart Stores                               758,700               39,755,880
Total                                                              100,992,065

Retail -- grocery (0.2%)
Safeway                                       244,500(b)             4,608,825

Telecom equipment & services (8.3%)
Hutchison Telecommunications
  Intl ADR                                  1,493,800(b,c)          20,016,920
Indonesian Satellite                       12,009,500(c)             7,470,079
Leap Wireless Intl                            250,900(b)             6,837,025
Motorola                                    4,977,000               78,337,980
Nextel Partners Cl A                        1,991,750(b)            39,615,908
Nokia ADR                                   6,359,000(c)            97,165,519
Total                                                              249,443,431

See accompanying notes to investments in securities.

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11 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Utilities -- natural gas (--%)
Kinder Morgan Management LLC                       --(b)                   $14

Utilities -- telephone (3.1%)
Sprint                                      3,973,000               94,676,590

Total common stocks
(Cost: $2,633,889,214)                                          $2,882,701,621

Option purchased (0.2%)
Issuer           Contracts    Exercise       Expiration               Value(a)
                                price           date

Put
S&P 500 Index      5,140       $1,075         June 2005             $4,600,300

Total option purchased
(Cost: $14,860,350)                                                 $4,600,300

Short-term securities (6.6%)(e)
Issuer                 Effective               Amount               Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (4.1%)
Federal Natl Mtge Assn Disc Nts
  02-07-05                2.23%           $24,500,000              $24,489,365
  02-08-05                2.22             20,000,000               19,990,119
  02-10-05                2.22              4,400,000                4,397,293
  03-02-05                2.38             25,000,000               24,950,416
  04-13-05                2.47             50,000,000               49,754,450
Total                                                              123,581,643

Commercial paper (2.5%)
Fairway Finance
  02-28-05                2.50              2,800,000                2,794,556
General Electric Capital
  02-01-05                2.48              5,100,000                5,099,649
Harrier Finance Funding (US) LLC
  03-01-05                2.43             11,200,000               11,178,076
Jupiter Securitization
  02-22-05                2.45             20,000,000               19,970,056
Ranger Funding LLC
  02-23-05                2.50             25,000,000               24,960,069
UBS Finance LLC
  02-14-05                2.35             11,600,000               11,589,399
Total                                                               75,591,805

Total short-term securities
(Cost: $199,178,212)                                              $199,173,448

Total investments in securities
(Cost: $2,847,927,776)(f)                                       $3,086,475,369

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2005, the value of foreign securities represented 14.8% of net assets.

(d)   At Jan. 31, 2005, security was partially or fully on loan.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.5% of net assets. 4.1% of the net assets is the Portfolio's cash equivalent position.

(f) At Jan. 31, 2005, the cost of securities for federal income tax purposes was approximately $2,847,928,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $306,178,000
      Unrealized depreciation                                      (67,631,000)
                                                                   -----------
      Net unrealized appreciation                                 $238,547,000
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Portfolio

Jan. 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,847,927,776)                          $3,086,475,369
Dividends and accrued interest receivable                         2,219,445
Receivable for investment securities sold                       131,535,152
                                                                -----------
Total assets                                                  3,220,229,966
                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                   800,778
Payable for investment securities purchased                     125,775,104
Payable upon return of securities loaned (Note 4)                74,303,800
Accrued investment management services fee                          141,575
Other accrued expenses                                              101,093
                                                                    -------
Total liabilities                                               201,122,350
                                                                -----------
Net assets                                                   $3,019,107,616
                                                             ==============
* Including securities on loan, at value (Note 4)                72,106,966
                                                                 ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
Growth Portfolio

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                     $ 19,927,428
Interest                                                                         1,277,347
Fee income from securities lending (Note 4)                                        103,565
   Less foreign taxes withheld                                                     (97,376)
                                                                                   -------
Total income                                                                    21,210,964
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               9,118,775
Compensation of board members                                                        8,935
Custodian fees                                                                     117,226
Audit fees                                                                          15,750
Other                                                                               68,539
                                                                                    ------
Total expenses                                                                   9,329,225
   Earnings credits on cash balances (Note 2)                                         (618)
                                                                                      ----
Total net expenses                                                               9,328,607
                                                                                 ---------
Investment income (loss) -- net                                                 11,882,357
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                              128,785,637
   Foreign currency transactions                                                   (53,516)
                                                                                   -------
Net realized gain (loss) on investments                                        128,732,121
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          156,110,748
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          284,842,869
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $296,725,226
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
Growth Portfolio
                                                                              Jan. 31, 2005            July 31, 2004
                                                                            Six months ended            Year ended
                                                                               (Unaudited)
Operations
Investment income (loss) -- net                                             $   11,882,357           $   21,150,217
Net realized gain (loss) on investments                                        128,732,121              362,598,800
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          156,110,748             (210,306,341)
                                                                               -----------             ------------
Net increase (decrease) in net assets resulting from operations                296,725,226              173,442,676
                                                                               -----------              -----------
Proceeds from contributions                                                      6,933,553               20,257,382
Fair value of withdrawals                                                     (380,867,730)            (544,632,609)
                                                                              ------------             ------------
Net contributions (withdrawals) from partners                                 (373,934,177)            (524,375,227)
                                                                              ------------             ------------
Total increase (decrease) in net assets                                        (77,208,951)            (350,932,551)
Net assets at beginning of period                                            3,096,316,567            3,447,249,118
                                                                             -------------            -------------
Net assets at end of period                                                 $3,019,107,616           $3,096,316,567
                                                                            ==============           ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

Growth Portfolio

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options.

--------------------------------------------------------------------------------
17 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.
Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under an Investment Management Service Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.60% to 0.48% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Growth Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $243,840 for the six months ended Jan. 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
19 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

During the six months ended Jan. 31, 2005, the Portfolio's custodian fees were reduced by $618 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,972,187,516 and $2,441,023,206, respectively, for the six months ended Jan. 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $13,720 for the six months ended Jan. 31, 2005.

4. LENDING OF PORTFOLIO SECURITIES

At Jan. 31, 2005, securities valued at $72,106,966 were on loan to brokers. For collateral, the Portfolio received $74,303,800 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $103,565 for six months ended Jan. 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data:
Fiscal period ended July 31,                                             2005(e)       2004      2003       2002       2001
Ratio of expenses to average daily net assets(a)                         .60%(b)       .49%      .62%       .47%       .55%
Ratio of net investment income (loss) to average daily net assets        .77%(b)       .61%      .59%       .37%       .09%
Portfolio turnover rate (excluding short-term securities)                 68%          171%      205%       225%        41%
Total return(c)                                                        10.22%(d)      4.65%     9.73%    (29.17%)   (41.87%)

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
20 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Fund

Jan. 31, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                            $ 3,019,058,417
Capital shares receivable                                                                                         1,953,536
                                                                                                                  ---------
Total assets                                                                                                  3,021,011,953
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              668,552
Accrued distribution fee                                                                                             88,705
Accrued service fee                                                                                                   2,693
Accrued transfer agency fee                                                                                          49,275
Accrued administrative services fee                                                                                  11,076
Other accrued expenses                                                                                              290,046
                                                                                                                    -------
Total liabilities                                                                                                 1,110,347
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                          $ 3,019,901,606
                                                                                                            ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $     1,174,744
Additional paid-in capital                                                                                    3,877,363,157
Undistributed net investment income                                                                               1,399,128
Accumulated net realized gain (loss) (Note 5)                                                                (1,098,607,776)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           238,572,353
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                    $ 3,019,901,606
                                                                                                            ===============
Net assets applicable to outstanding shares:                Class A                                         $ 2,030,912,554
                                                            Class B                                         $   567,352,001
                                                            Class C                                         $    12,637,366
                                                            Class I                                         $    77,021,553
                                                            Class Y                                         $   331,978,132
Net asset value per share of outstanding capital stock:     Class A shares             77,891,887           $         26.07
                                                            Class B shares             23,618,372           $         24.02
                                                            Class C shares                526,070           $         24.02
                                                            Class I shares              2,900,906           $         26.55
                                                            Class Y shares             12,537,171           $         26.48
                                                                                       ----------           ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
AXP Growth Fund

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $ 19,927,123
Interest                                                                                                          1,277,328
Fee income from securities lending                                                                                  103,563
   Less foreign taxes withheld                                                                                      (97,374)
                                                                                                                    -------
Total income                                                                                                     21,210,640
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 9,328,464
Distribution fee
   Class A                                                                                                        2,620,635
   Class B                                                                                                        2,946,274
   Class C                                                                                                           64,321
Transfer agency fee                                                                                               3,098,416
Incremental transfer agency fee
   Class A                                                                                                          227,904
   Class B                                                                                                          153,279
   Class C                                                                                                            3,218
Service fee -- Class Y                                                                                              178,242
Administrative services fees and expenses                                                                           705,807
Compensation of board members                                                                                         6,269
Printing and postage                                                                                                440,750
Registration fees                                                                                                    42,850
Audit fees                                                                                                            5,250
Other                                                                                                                23,188
                                                                                                                     ------
Total expenses                                                                                                   19,844,867
   Earnings credits on cash balances (Note 2)                                                                       (33,355)
                                                                                                                    -------
Total net expenses                                                                                               19,811,512
                                                                                                                 ----------
Investment income (loss) -- net                                                                                   1,399,128
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                        128,783,899
   Foreign currency transactions                                                                                    (53,514)
                                                                                                                    -------
Net realized gain (loss) on investments                                                                         128,730,385
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           156,108,108
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           284,838,493
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $286,237,621
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Growth Fund

                                                                               Jan. 31, 2005           July 31, 2004
                                                                             Six months ended           Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                              $    1,399,128           $   (2,970,542)
Net realized gain (loss) on investments                                         128,730,385              362,594,443
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies         156,108,108             (210,303,690)
                                                                                -----------             ------------
Net increase (decrease) in net assets resulting from operations                 286,237,621              149,320,211
                                                                                -----------              -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                     55,812,089              285,165,756
     Class B shares                                                              20,915,687               80,166,420
     Class C shares                                                               1,054,956                4,297,146
     Class I shares                                                              56,059,772               18,579,557
     Class Y shares                                                              27,548,396              110,428,653
Payments for redemptions
     Class A shares                                                            (337,182,567)            (533,084,922)
     Class B shares (Note 2)                                                   (103,724,302)            (286,628,598)
     Class C shares (Note 2)                                                     (2,500,000)              (3,709,528)
     Class I shares                                                                 (40,151)                  (7,079)
     Class Y shares                                                             (79,775,262)            (176,524,688)
                                                                                -----------             ------------
Increase (decrease) in net assets from capital share transactions              (361,831,382)            (501,317,283)
                                                                               ------------             ------------
Total increase (decrease) in net assets                                         (75,593,761)            (351,997,072)
Net assets at beginning of period                                             3,095,495,367            3,447,492,439
                                                                              -------------            -------------
Net assets at end of period                                                  $3,019,901,606           $3,095,495,367
                                                                             ==============           ==============
Undistributed net investment income                                          $    1,399,128           $           --
                                                                             --------------           --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Growth Fund

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 2.55% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Portfolio

The Fund invests all of its assets in Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Jan. 31, 2005 was 99.99%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by

--------------------------------------------------------------------------------
24 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
25 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administrative and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
26 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $1,202,067 for Class A, $435,732 for Class B and $1,423 for Class C for the six months ended Jan. 31, 2005.

During the six months ended Jan. 31, 2005, the Fund's transfer agency fees were reduced by $33,355 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Jan. 31, 2005
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        2,222,409      903,262        45,865    2,151,583    1,103,191
Issued for reinvested distributions                --           --            --           --           --
Redeemed                                  (13,548,479)  (4,516,419)     (109,356)      (1,609)  (3,105,111)
                                          -----------   ----------      --------       ------   ----------
Net increase (decrease)                   (11,326,070)  (3,613,157)      (63,491)   2,149,974   (2,001,920)
                                          -----------   ----------       -------    ---------   ----------

                                                                 Year ended July 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                       11,944,233    3,592,298       193,314      751,217    4,533,974
Issued for reinvested distributions                --           --            --           --           --
Redeemed                                  (21,995,982) (12,837,345)     (164,669)        (285)  (7,210,738)
                                          -----------  -----------      --------         ----   ----------
Net increase (decrease)                   (10,051,749)  (9,245,047)       28,645      750,932   (2,676,764)
                                          -----------   ----------        ------      -------   ----------

* Inception date was March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,205,376,835 at July 31, 2004, that if not offset by capital gains will expire as follows:

                               2010                   2011

                         $836,602,508           $368,774,327

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                   $23.73       $22.80       $20.88      $29.68    $ 54.36
                                                                       ------       ------       ------      ------    -------
Income from investment operations:
Net investment income (loss)                                              .03          .02           --        (.04)      (.14)
Net gains (losses) (both realized and unrealized)                        2.31          .91         1.92       (8.74)    (22.34)
                                                                       ------       ------       ------      ------    -------
Total from investment operations                                         2.34          .93         1.92       (8.78)    (22.48)
                                                                       ------       ------       ------      ------    -------
Less distributions:
Distributions from realized gains                                          --           --           --        (.02)     (2.20)
                                                                       ------       ------       ------      ------    -------
Net asset value, end of period                                         $26.07       $23.73       $22.80      $20.88    $ 29.68
                                                                       ------       ------       ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                $2,031       $2,117       $2,263      $2,213     $3,851
Ratio of expenses to average daily net assets(b)                        1.15%(c)     1.03%        1.21%        .99%       .99%
Ratio of net investment income (loss) to average daily net assets        .22%(c)      .07%          --%       (.15%)     (.34%)
Portfolio turnover rate (excluding short-term securities)                 68%         171%         205%        225%        41%
Total return(d)                                                         9.86%(e)     4.08%        9.20%     (29.59%)   (42.14%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
28 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                   $21.95       $21.25       $19.61      $28.11    $ 52.02
                                                                       ------       ------       ------      ------    -------
Income from investment operations:
Net investment income (loss)                                             (.07)        (.16)        (.17)       (.25)      (.42)
Net gains (losses) (both realized and unrealized)                        2.14          .86         1.81       (8.23)    (21.29)
                                                                       ------       ------       ------      ------    -------
Total from investment operations                                         2.07          .70         1.64       (8.48)    (21.71)
                                                                       ------       ------       ------      ------    -------
Less distributions:
Distributions from realized gains                                          --           --           --        (.02)     (2.20)
                                                                       ------       ------       ------      ------    -------
Net asset value, end of period                                         $24.02       $21.95       $21.25      $19.61    $ 28.11
                                                                       ------       ------       ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $567         $598         $775        $845     $1,510
Ratio of expenses to average daily net assets(b)                        1.93%(c)     1.81%        1.99%       1.77%      1.75%
Ratio of net investment income (loss) to average daily net assets       (.56%)(c)    (.71%)       (.77%)      (.93%)    (1.11%)
Portfolio turnover rate (excluding short-term securities)                 68%         171%         205%        225%        41%
Total return(d)                                                         9.43%(e)     3.29%        8.36%     (30.18%)   (42.57%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
29 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                   $21.95       $21.25       $19.62      $28.12    $ 52.03
                                                                       ------       ------       ------      ------    -------
Income from investment operations:
Net investment income (loss)                                             (.07)        (.16)        (.17)       (.21)      (.42)
Net gains (losses) (both realized and unrealized)                        2.14          .86         1.80       (8.27)    (21.29)
                                                                       ------       ------       ------      ------    -------
Total from investment operations                                         2.07          .70         1.63       (8.48)    (21.71)
                                                                       ------       ------       ------      ------    -------
Less distributions:
Distributions from realized gains                                          --           --           --        (.02)     (2.20)
                                                                       ------       ------       ------      ------    -------
Net asset value, end of period                                         $24.02       $21.95       $21.25      $19.62    $ 28.12
                                                                       ------       ------       ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $13          $13          $12          $7         $9
Ratio of expenses to average daily net assets(b)                        1.93%(c)     1.81%        2.01%       1.80%      1.75%
Ratio of net investment income (loss) to average daily net assets       (.56%)(c)    (.71%)       (.81%)      (.96%)    (1.10%)
Portfolio turnover rate (excluding short-term securities)                 68%         171%         205%        225%        41%
Total return(d)                                                         9.43%(e)     3.29%        8.31%     (30.17%)   (42.56%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
30 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005(g)      2004(b)
Net asset value, beginning of period                                   $24.10       $25.61
                                                                       ------       ------
Income from investment operations:
Net investment income (loss)                                              .07          .09
Net gains (losses) (both realized and unrealized)                        2.38        (1.60)
                                                                       ------       ------
Total from investment operations                                         2.45        (1.51)
                                                                       ------       ------
Net asset value, end of period                                         $26.55       $24.10
                                                                       ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $77          $18
Ratio of expenses to average daily net assets(c)                         .70%(d)      .57%(d)
Ratio of net investment income (loss) to average daily net assets        .58%(d)      .43%(d)
Portfolio turnover rate (excluding short-term securities)                 68%         171%
Total return(e)                                                        10.17%(f)    (5.90%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
31 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                   $24.07       $23.09       $21.11      $29.96    $ 54.75
                                                                       ------       ------       ------      ------    -------
Income from investment operations:
Net investment income (loss)                                              .05          .07          .04          --       (.07)
Net gains (losses) (both realized and unrealized)                        2.36          .91         1.94       (8.83)    (22.52)
                                                                       ------       ------       ------      ------    -------
Total from investment operations                                         2.41          .98         1.98       (8.83)    (22.59)
                                                                       ------       ------       ------      ------    -------
Less distributions:
Distributions from realized gains                                          --           --           --        (.02)     (2.20)
                                                                       ------       ------       ------      ------    -------
Net asset value, end of period                                         $26.48       $24.07       $23.09      $21.11    $ 29.96
                                                                       ------       ------       ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $332         $350         $398        $481       $974
Ratio of expenses to average daily net assets(b)                         .98%(c)      .86%        1.03%        .82%       .83%
Ratio of net investment income (loss) to average daily net assets        .40%(c)      .25%         .18%        .02%      (.18%)
Portfolio turnover rate (excluding short-term securities)                 68%         171%         205%        225%        41%
Total return(d)                                                        10.01%(e)     4.24%        9.38%     (29.48%)   (42.04%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
32 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

                                                         Beginning           Ending          Expenses
                                                        account value     account value    paid during        Annualized
                                                        Aug. 1, 2004      Jan. 31, 2005    the period(a)     expense ratio
Class A
   Actual(b)                                               $1,000          $1,098.60           $6.12              1.15%
   Hypothetical (5% return before expenses)                $1,000          $1,019.51           $5.89              1.15%
Class B
   Actual(b)                                               $1,000          $1,094.30          $10.24              1.93%
   Hypothetical (5% return before expenses)                $1,000          $1,015.56           $9.86              1.93%
Class C
   Actual(b)                                               $1,000          $1,094.30          $10.24              1.93%
   Hypothetical (5% return before expenses)                $1,000          $1,015.56           $9.86              1.93%
Class I
   Actual(b)                                               $1,000          $1,101.70           $3.73              0.70%
   Hypothetical (5% return before expenses)                $1,000          $1,021.79           $3.59              0.70%
Class Y
   Actual(b)                                               $1,000          $1,100.10           $5.22              0.98%
   Hypothetical (5% return before expenses)                $1,000          $1,020.38           $5.02              0.98%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2005: +9.86% for Class A, +9.43% for Class B, +9.43% for Class C, +10.17% for Class I and +10.01% for Class Y.

--------------------------------------------------------------------------------
34 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
35 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Large Cap
        Equity
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2005

AXP Large Cap Equity Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  9

Financial Statements                      13

Notes to Financial Statements             17

Fund Expenses Example                     29

Proxy Voting                              31

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot AT JAN. 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Bob Ewing                                 1/05               15
Nick Thakore                              1/05               10

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 3/28/02     B: 3/28/02      C: 3/28/02        I: 3/4/04     Y: 3/28/02

Ticker symbols by class
A: ALEAX       B: ALEBX        C: ARQCX          I: --         Y: ALEYX

Total net assets                                          $1.755 billion

Number of holdings                                                   136

STYLE MATRIX

        STYLE
VALUE   BLEND   GROWTH
          X            LARGE
                       MEDIUM  SIZE
                       SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 19.9%
Health care 15.3%
Consumer discretionary 14.5%
Information technology 14.4%
Consumer staples 9.2%
Industrials 5.9%
Energy 5.8%
Telecommunications 5.0%
Utilities 2.8%
Investment companies 1.9%
Materials 1.9%
Short-term securities* 1.9%
Telecommunication services 1.5%

* 0.8% of portfolio assets is due to security lending activity. 1.1% of portfolio assets is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Cendant (Leisure time & entertainment)                             6.1%
Citigroup (Finance companies)                                      3.7
Nextel Communications Cl A
   (Cellular telecommunications)                                   3.7
Exxon Mobil (Energy)                                               3.5
General Electric (Multi-industry)                                  2.7
NTL (Cable)                                                        2.5
PepsiCo (Beverages & tobacco)                                      2.3
Colgate-Palmolive (Household products)                             2.3
Bank of America (Banks and savings & loans)                        2.0
Wal-Mart Stores (Retail -- general)                                2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                     For the six-month period ended Jan. 31, 2005

                     (bar 1)           (bar 2)           (bar 3)
                     +7.70%            +8.92%            +7.32%

(bar 1) AXP Large Cap Equity Fund Class A (excluding sales charge) (bar 2) Russell 1000(R) Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, a broad measure of equity market performance.

(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                Class B                  Class C            Class I      Class Y
(Inception dates)            (3/28/02)              (3/28/02)                (3/28/02)          (3/4/04)     (3/28/02)
                                                            After                    After
                        NAV(1)      POP(2)     NAV(1)      CDSC(3)      NAV(1)      CDSC(4)      NAV(5)       NAV(6)
at Jan. 31, 2005
6 months*               +7.70%      +1.51%     +7.16%      +3.16%       +7.14%      +6.14%       +7.95%       +7.58%
1 year                  +3.22%      -2.72%     +2.41%      -1.57%       +2.40%      +2.40%         N/A        +3.33%
Since inception         +1.62%      -0.47%     +0.78%      -0.24%       +0.85%      +0.85%       +1.85%*      +1.75%

at Dec. 31, 2004
6 months*               +4.06%      -1.92%     +3.48%      -1.52%       +3.47%      +2.47%       +4.32%       +3.96%
1 year                  +5.52%      -0.55%     +4.73%      +0.73%       +4.72%      +4.72%         N/A        +5.63%
Since inception         +2.19%      +0.02%     +1.32%      -0.09%       +1.40%      +1.40%       +3.27%*      +2.32%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Large Cap Equity Fund's Class A shares advanced 7.70%, excluding sales charge, for the six months ended Jan. 31, 2005. The Fund lagged its benchmark, the Russell 1000(R) Index (Russell Index), which advanced 8.92%, but outperformed its peers as represented by the Lipper Large-Cap Core Funds Index, which gained 7.32% over the same time frame.

On Oct. 1, 2004, Bob Ewing and Nick Thakore began managing the Fund on a temporary basis for Doug Chase, the Fund's portfolio manager, who took a leave of absence. Mr. Chase subsequently decided to leave American Express and on Jan. 3, 2005, Mr. Ewing and Mr. Thakore were named portfolio managers of the Fund. Together, they manage the Fund in conjunction with a team of equity analysts. Below, Mr. Ewing and Mr. Thakore discuss the Fund's results for the first half of fiscal year 2005.

Q:  What factors significantly affected performance?

A: The portfolio's sector allocations were primarily responsible for its underperformance compared to the Russell Index for the fiscal period. Strong stock selection, however, helped to mitigate this negative impact.

    Our stock selections in the telecommunications services sector were particularly effective. Among our telecommunications holdings, Western Wireless was a significant individual contributor. The stock benefited from the announcement of Alltel's acquisition plans.

    The Fund also benefited from stock selection in the health care sector. Within health care, the Fund had lower-than-Russell Index weightings in pharmaceutical stocks and a focus on medical device makers and health services firms. The health services industry provided strong results during the fiscal period. Among our health care holdings, Medco Health Solutions, a pharmacy benefits management company, was a significant positive contributor.

    In the technology sector, cell phone maker Nokia was also a leading contributor to relative return.

    Stock selection in the industrials sector detracted from relative return. Based on our expectations for the economy and for earnings growth in the industrial sector, we have focused on industrial stocks that are likely to be less sensitive to changes in economic activity. However, during the six-month period, economically sensitive industrial stocks were the strongest performers.

    A smaller-than-Russell Index position in technology was the only sector decision that added value during the six-month period, as technology stocks suffered from over abundant inventories and concerns about the sustainability of

--------------------------------------------------------------------------------
5  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The portfolio's sector allocations were primarily responsible for its underperformance compared to the Russell Index for the fiscal period. Strong stock selection, however, helped to mitigate this negative impact. (end callout quote)

    increased corporate spending. The Fund's cash position was the largest detractor, as is often the case during a rising stock market. Nonetheless, maintaining a cash position is essential since it enables us to take advantage of emerging opportunities and respond to other liquidity needs. A larger-than-Russell Index position in telecommunications services also detracted from relative performance.

    Individual holdings that detracted most from relative return were generally strong performing stocks where the Fund's weightings were too small or where the Fund had no exposure. For example, we had only a small position in Motorola because we had been concerned about the company's array of products and whether or not it could compete in the fragmented cell phone industry. However, the stock performed well during the period and we have been pleased by the growing popularity of Motorola's RAZR phone. We have since added to the portfolio's holdings in Motorola. Similarly, we did not own Home Depot during the period. We consider the stock to be a little more expensive than normal and believe its current valuation implies a continuation of domestic growth that we are not sure will unfold.

    We also did not own Apple Computer during the fiscal period, and this hurt our results. In our view, Apple has done an exceptional job with its current product cycle, but the stock was quite expensive. We believed there was a substantial amount of good news already reflected in Apple's price, which did not leave any margin for error in the company's future earnings and product news.

Q:  What changes did you make to the portfolio during the period?

A: Since Oct. 1, 2004, when we began to manage the Fund, we have added more stocks to the portfolio and made some positioning changes. Previously, the Fund's sector weightings were sometimes substantially different from those of the

--------------------------------------------------------------------------------
6  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We remain careful in the current environment given prevailing market risks and the reality that this is the fourth year of the U.S. economic recovery. (end callout quote)

    Russell Index. We have aligned the Fund's sector weightings more closely with those of the Russell Index. An example is our reduction of the Fund's health care weighting.

    We also slightly lowered the Fund's average market capitalization by trimming our holdings of very large capitalization stocks.

    In terms of sector allocations, we added most significantly to telecommunications services, financials and utilities. Conversely, we made the most substantial reductions in health care, consumer discretionary and consumer staples.

    The outcome of this repositioning is that the Fund is now more focused on adding value through our choice of individual stocks rather than through top down decisions about which sectors might perform better or worse than the Russell Index.

    There have also been some changes to individual stock positions over the course of the six month period. The three largest purchases were wireless telecommunications company Nextel, cell phone maker Nokia, and U.K. cable company NTL. We are optimistic about the prospects for the combined Nextel/Sprint entity in 2005. We are impressed by the great growth rate, attractive valuation and the potential power created by merging Nextel and Sprint. Since Nokia declined on earnings difficulties last year, the company has begun to deliver strong earnings and its stock price has rebounded. We believe NTL remains a promising story for 2005, as the stock appears cheap with solid growth prospects. We also anticipate that NTL may join with another U.K. cable company, which could spur further appreciation.

--------------------------------------------------------------------------------
7  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    Pharmaceutical firm Pfizer had been a large position for the Fund and we significantly reduced that, although the stock remained a major holding at the end of the period. We also eliminated AmerisourceBergen, a pharmaceutical services firm, from the portfolio. This had been one of the Fund's biggest positions and we were concerned with how large the position was. AmerisourceBergen stock had a very strong month in November, which gave us an opportunity to sell our holdings at a strong profit.

    We consider the Fund's current portfolio to be representative of the best ideas generated by our team. Even with the changes we made to the Fund during the six months ended Jan. 31, 2005, the Fund's portfolio turnover rate was only 56%, less than the 99% turnover in the prior fiscal year.

Q:  How will you manage the Fund in the coming months?

A: Although this Fund essentially uses a fundamentally driven, bottom-up strategy, we are cognizant of market trends and potential risks. We remain careful in the current environment given prevailing market risks and the reality that this is the fourth year of the U.S. economic recovery. In general, this outlook leads us to incorporate certain themes into our management of the Fund. For instance, we have emphasized higher quality stocks over lower quality stocks that have high amounts of leverage on their balance sheets or exhibit volatile earnings.

    We have also begun to extend our time horizon, striving to anticipate which stocks are best positioned for the next market and economic phases. Specifically, we see potential opportunities in telecommunications, particularly providers of wireless services. There is an attractive growth dimension in this sector, with potential for additional mergers, yet these stocks are still inexpensive in our view. Based on stock-by-stock assessments, we are also still finding health care stocks with attractive fundamentals.

    At the end of the period, we were substantially underweighted in the consumer discretionary sector (relative to the Russell Index), based on our negative view of retail and some cable stocks. This stems from our cautious view of consumer activity in 2005. Consumers have been aggressive spenders for some years and we think this spending fervor will have to decelerate at some point.

--------------------------------------------------------------------------------
8  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Large Cap Equity Fund

Jan. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (100.4%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.6%)
Empresa Brasileira
  de Aeronautica ADR                          334,314(c)           $10,647,901
Lockheed Martin                               122,860                7,102,537
Northrop Grumman                              210,028               10,896,252
Total                                                               28,646,690

Banks and savings & loans (6.6%)
Bank of America                               789,400               36,604,478
Commerce Bancorp                              162,700(d)             9,361,758
First Marblehead                               23,350(b)             1,502,106
HDFC Bank ADR                                  87,050(c)             3,873,725
Investors Financial Services                  309,500               15,601,895
State Street                                   38,300                1,716,223
US Bancorp                                    347,100               10,430,355
Wachovia                                      268,000               14,699,800
Washington Mutual                             108,300                4,369,905
Wells Fargo & Co                              281,800               17,274,340
Total                                                              115,434,585

Beverages & tobacco (3.5%)
Altria Group                                  220,300               14,061,749
Coca-Cola                                      45,550                1,889,870
Coca-Cola Enterprises                         205,300                4,506,335
PepsiCo                                       772,124               41,463,058
Total                                                               61,921,012

Broker dealers (2.2%)
Franklin Resources                             71,800                4,872,348
JPMorgan Chase & Co                           648,700               24,215,971
Morgan Stanley                                174,500                9,765,020
Total                                                               38,853,339

Cable (3.1%)
NTL                                           661,569(b)            45,006,539
Telewest Global                               574,100(b,c)           9,673,585
Total                                                               54,680,124

Cellular telecommunications (5.1%)
China Unicom                                4,778,000(c)             3,889,882
Nextel Communications Cl A                  2,311,300(b)            66,311,196
Telesystem Intl Wireless                      391,700(b,c)           5,526,887
Vodafone Group ADR                            314,400(c)             8,168,112
Western Wireless Cl A                         140,025(b)             5,290,145
Total                                                               89,186,222

Chemicals (1.0%)
Dow Chemical                                  352,545               17,521,487

Computer hardware (3.1%)
Cisco Systems                               1,004,100(b)            18,113,964
Dell                                          618,000(b)            25,807,680
EMC                                           665,500(b)             8,718,050
Gateway                                        38,750(b)               183,288
Sun Microsystems                              338,300(b)             1,474,988
Total                                                               54,297,970

Computer software & services (3.8%)
Affiliated Computer
  Services Cl A                               190,200(b)            10,306,938
Business Objects ADR                           25,400(b,c,d)           619,506
Citrix Systems                                168,700(b)             3,618,615
Juniper Networks                               33,600(b)               844,368
Macromedia                                    115,800(b)             3,964,992
Microsoft                                     611,400               16,067,592
Oracle                                      1,599,200(b)            22,020,984
Paychex                                       168,200                5,128,418
Symantec                                      139,100(b)             3,247,985
Total                                                               65,819,398

Electronics (3.5%)
Analog Devices                                 49,100                1,762,199
ASML Holding                                  181,200(b,c)           2,977,116
Broadcom Cl A                                 279,400(b)             8,893,302
Freescale Semiconductor Cl B                   96,585(b)             1,687,340
Intel                                         741,000               16,635,450
Linear Technology                              91,700                3,460,758

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electronics (cont.)
Maxim Integrated Products                      86,600               $3,378,266
Micron Technology                             705,800(b)             7,347,378
Texas Instruments                             582,100               13,510,541
Xilinx                                         56,800                1,657,992
Total                                                               61,310,342

Energy (6.0%)
ChevronTexaco                                 522,600               28,429,440
ConocoPhillips                                140,573               13,043,769
Exxon Mobil                                 1,229,746               63,454,893
Total                                                              104,928,102

Finance companies (3.8%)
Citigroup                                   1,363,308               66,870,257

Financial services (3.2%)
Capital One Financial                         160,000               12,524,800
Countrywide Financial                         236,596                8,754,052
Fannie Mae                                    542,097               35,008,624
PHH                                                 1(b)                    17
Total                                                               56,287,493

Food (0.3%)
Kellogg                                        77,700                3,468,528
Sara Lee                                      112,300                2,636,804
Total                                                                6,105,332

Health care products (10.7%)
Baxter Intl                                   244,200                8,244,192
Biogen Idec                                   199,000(b)            12,927,040
Bristol-Myers Squibb                          515,600               12,085,664
Elan ADR                                      590,100(b,c,d)        15,891,393
Genentech                                     275,124(b)            13,126,166
Guidant                                       117,900                8,546,571
Johnson & Johnson                             273,650               17,705,155
Medco Health Solutions                        701,900(b)            29,879,883
Medtronic                                      81,100                4,256,939
Merck & Co                                    507,200               14,226,960
Momenta Pharmaceuticals                       138,850(b)               981,670
Novartis ADR                                  599,850(c)            28,720,818
OSI Pharmaceuticals                            61,600(b)             4,010,160
Pfizer                                        749,300               18,103,088
Total                                                              188,705,699

Health care services (4.9%)
Aetna                                          85,900               10,913,595
Cardinal Health                                59,900                3,373,568
Caremark Rx                                   353,600(b)            13,825,760
Fisher Scientific Intl                        136,000(b)             8,588,400
HCA                                           522,600               23,266,152
HealthSouth                                   601,100(b)             3,516,435
Hospira                                       211,000(b)             6,095,790
Lincare Holdings                               22,600(b)               937,900
Magellan Health Services                      204,900(b)             7,609,986
Tenet Healthcare                              788,900(b)             7,833,777
Total                                                               85,961,363

Household products (5.2%)
Avon Products                                 231,100                9,757,042
Colgate-Palmolive                             782,400               41,107,296
Gillette                                      358,500               18,183,120
Kimberly-Clark                                 54,400                3,563,744
Procter & Gamble                              305,808               16,278,160
Rayovac                                        43,200(b)             1,623,024
Total                                                               90,512,386

Insurance (4.6%)
ACE                                           457,347(c)            19,848,860
Allstate                                      141,600                7,142,304
American Intl Group                           473,594               31,394,546
Chubb                                         228,900               17,048,472
Prudential Financial                           91,500                4,932,765
Total                                                               80,366,947

Investment companies (1.9%)
iShares Dow Jones US Utilities
  Sector Index Fund                            69,900                4,870,632
Utilities Select Sector
  SPDR Fund                                 1,006,200(d)            28,616,328
Total                                                               33,486,960

Leisure time & entertainment (6.9%)
Blockbuster Cl A                                    1                        9
Blockbuster Cl B                                    1                        9
Cendant                                     2,373,235               55,889,684
Cendant                                     2,373,235(b)            53,160,464
Viacom Cl B                                   366,618               13,689,516
Total                                                              122,739,682

Lodging & gaming (0.2%)
GTECH Holdings                                175,400                4,100,852

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Machinery (0.9%)
Caterpillar                                   107,156               $9,547,600
Ingersoll-Rand Cl A                            72,300(c)             5,377,674
Total                                                               14,925,274

Media (0.6%)
Walt Disney                                   344,500                9,863,035

Metals (0.3%)
Phelps Dodge                                   52,900                5,094,270

Multi-industry (3.6%)
General Electric                            1,358,156               49,070,176
Tyco Intl                                     384,600(c)            13,899,444
Total                                                               62,969,620

Paper & packaging (0.4%)
Weyerhaeuser                                   98,600                6,152,640

Precious metals (0.3%)
Freeport-McMoRan
  Copper & Gold Cl B                          140,041                5,154,909

Restaurants (0.2%)
Domino's Pizza                                205,700                3,431,076

Retail -- drugstores (0.4%)
CVS                                           149,500                6,929,325

Retail -- general (3.7%)
Dollar General                                493,000                9,963,530
Home Depot                                    110,300                4,550,978
Lowe's Companies                               78,500                4,473,715
Target                                        201,700               10,240,309
Wal-Mart Stores                               696,300               36,486,120
Total                                                               65,714,652

Telecom equipment & services (4.4%)
Hutchison Telecommunications
  Intl ADR                                    621,700(b,c)           8,330,780
Indonesian Satellite                        3,488,000(c)             2,169,585
Motorola                                    1,416,100               22,289,414
Nextel Partners Cl A                          538,600(b)            10,712,754
Nokia ADR                                   2,201,400(c)            33,637,392
Total                                                               77,139,925

Utilities -- electric (2.9%)
American Electric Power                       107,100                3,775,275
Entergy                                       206,600               14,362,832
Exelon                                        226,400               10,018,200
FPL Group                                      50,600                3,877,984
PPL                                           139,500                7,533,000
Southern                                      330,600               11,164,362
Total                                                               50,731,653

Utilities -- telephone (1.5%)
Citizens Communications                       304,600                4,109,054
Sprint                                        917,300               21,859,259
Total                                                               25,968,313

Total common stocks
(Cost: $1,648,643,217)                                          $1,761,810,934

Short-term securities (1.9%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (1.6%)
Federal Natl Mtge Assn Disc Nts
   02-16-05               2.44%           $20,000,000              $19,978,311
   03-17-05               2.33              7,500,000                7,478,250
Total                                                               27,456,561

Commercial paper (0.3%)
Banque Nationale de Paris North America
   02-01-05               2.49              6,000,000                5,999,585

Total short-term securities
(Cost: $33,457,758)                                                $33,456,146

Total investments in securities
(Cost: $1,682,100,975)(f)                                       $1,795,267,080

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2005, the value of foreign securities represented 9.9% of net assets.

(d) At Jan. 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.8% of net assets. See Note 5 to the financial statements. 1.1% of net assets is the Fund's cash equivalent position.

(f) At Jan. 31, 2005, the cost of securities for federal income tax purposes was approximately $1,682,101,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $153,039,000
      Unrealized depreciation                                      (39,873,000)
                                                                   -----------
      Net unrealized appreciation                                 $113,166,000
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Equity Fund

Jan. 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
     (identified cost $1,682,100,975)                                                                       $ 1,795,267,080
Capital shares receivable                                                                                            78,714
Dividends and accrued interest receivable                                                                         1,347,214
Receivable for investment securities sold                                                                        33,432,217
                                                                                                                 ----------
Total assets                                                                                                  1,830,125,225
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   492,074
Capital shares payable                                                                                              302,945
Payable for investment securities purchased                                                                      59,202,947
Payable upon return of securities loaned (Note 5)                                                                14,527,500
Accrued investment management services fee                                                                           84,061
Accrued distribution fee                                                                                             69,182
Accrued service fee                                                                                                       8
Accrued transfer agency fee                                                                                          29,895
Accrued administrative services fee                                                                                   6,832
Other accrued expenses                                                                                              270,521
                                                                                                                    -------
Total liabilities                                                                                                74,985,965
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                          $ 1,755,139,260
                                                                                                            ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $     3,543,742
Additional paid-in capital                                                                                    2,715,148,060
Excess of distributions over net investment income                                                                 (821,948)
Accumulated net realized gain (loss) (Note 8)                                                                (1,075,896,699)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                         113,166,105
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                    $ 1,755,139,260
                                                                                                            ===============
Net assets applicable to outstanding shares:                Class A                                         $ 1,177,340,217
                                                            Class B                                         $   545,943,618
                                                            Class C                                         $    10,554,439
                                                            Class I                                         $    20,290,335
                                                            Class Y                                         $     1,010,651
Net asset value per share of outstanding capital stock:     Class A shares            236,421,584           $          4.98
                                                            Class B shares            111,550,654           $          4.89
                                                            Class C shares              2,152,618           $          4.90
                                                            Class I shares              4,047,126           $          5.01
                                                            Class Y shares                202,210           $          5.00
                                                                                          -------           ---------------
* Including securities on loan, at value (Note 5)                                                           $    14,264,225
                                                                                                            ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Large Cap Equity Fund

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $ 16,863,397
Interest                                                                                                            339,234
Fee income from securities lending (Note 5)                                                                           3,066
     Less foreign taxes withheld                                                                                   (134,421)
                                                                                                                   --------
Total income                                                                                                     17,071,276
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                5,107,141
Distribution fee
     Class A                                                                                                      1,539,654
     Class B                                                                                                      2,832,718
     Class C                                                                                                         53,985
Transfer agency fee                                                                                               1,922,698
Incremental transfer agency fee
     Class A                                                                                                        138,519
     Class B                                                                                                        117,755
     Class C                                                                                                          2,278
Service fee -- Class Y                                                                                                3,390
Administrative services fees and expenses                                                                           463,469
Compensation of board members                                                                                         8,077
Custodian fees                                                                                                      177,610
Printing and postage                                                                                                227,900
Registration fees                                                                                                   138,895
Audit fees                                                                                                           11,500
Other                                                                                                                31,503
                                                                                                                     ------
Total expenses                                                                                                   12,777,092
     Earnings credits on cash balances (Note 2)                                                                     (22,698)
                                                                                                                    -------
Total net expenses                                                                                               12,754,394
                                                                                                                 ----------
Investment income (loss) -- net                                                                                   4,316,882
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                             (12,547,530)
     Foreign currency transactions                                                                                   (2,212)
                                                                                                                     ------
Net realized gain (loss) on investments                                                                         (12,549,742)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                         143,989,531
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           131,439,789
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $135,756,671
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Large Cap Equity Fund
                                                                                     Jan. 31, 2005              July 31, 2004
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $  4,316,882              $    401,719
Net realized gain (loss) on investments                                               (12,549,742)               12,441,166
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 143,989,531               (66,709,001)
                                                                                      -----------               -----------
Net increase (decrease) in net assets resulting from operations                       135,756,671               (53,866,116)
                                                                                      -----------               -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (5,100,572)                 (190,447)
      Class B                                                                                (140)                       --
      Class C                                                                                  (4)                       --
      Class I                                                                            (205,016)                       --
      Class Y                                                                             (42,646)                      (99)
   Net realized gain
      Class A                                                                          (1,579,848)              (10,249,150)
      Class B                                                                            (746,323)               (4,251,044)
      Class C                                                                             (14,219)                 (267,748)
      Class I                                                                             (38,374)                 (411,555)
      Class Y                                                                             (10,290)                  (29,079)
                                                                                          -------                   -------
Total distributions                                                                    (7,737,432)              (15,399,122)
                                                                                       ----------               -----------

--------------------------------------------------------------------------------
15  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets (continued)
AXP Large Cap Equity Fund
                                                                                     Jan. 31, 2005              July 31, 2004
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         $   44,174,407            $  303,658,868
   Class B shares                                                                      19,716,181                83,846,079
   Class C shares                                                                       1,025,125                 5,258,048
   Class I shares                                                                      14,607,731                20,944,518
   Class Y shares                                                                         486,812                 8,142,956
Fund merger (Note 7)
   Class A shares                                                                              --               942,709,419
   Class B shares                                                                              --               589,683,135
   Class C shares                                                                              --                 4,576,296
   Class Y shares                                                                              --                    11,200
Reinvestment of distributions at net asset value
   Class A shares                                                                       6,566,031                10,345,503
   Class B shares                                                                         737,501                 4,192,636
   Class C shares                                                                          13,860                   257,935
   Class I shares                                                                         243,352                   411,300
   Class Y shares                                                                          52,860                    28,728
Payments for redemptions
   Class A shares                                                                    (206,656,519)              (50,748,072)
   Class B shares (Note 2)                                                            (85,623,341)             (115,514,441)
   Class C shares (Note 2)                                                             (2,150,315)                 (911,625)
   Class I shares                                                                     (10,805,090)               (5,803,591)
   Class Y shares                                                                      (7,601,093)                 (413,179)
                                                                                       ----------                  --------
Increase (decrease) in net assets from capital share transactions                    (225,212,498)            1,800,675,713
                                                                                     ------------             -------------
Total increase (decrease) in net assets                                               (97,193,259)            1,731,410,475
Net assets at beginning of period                                                   1,852,332,519               120,922,044
                                                                                    -------------               -----------
Net assets at end of period                                                        $1,755,139,260            $1,852,332,519
                                                                                   ==============            ==============
Undistributed (excess of distributions over) net investment income                 $     (821,948)           $      209,548
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Equity Fund

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 1.16% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
18  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
19  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $330,081 for the six months ended Jan. 31, 2005. In addition, AEFC has contractually agreed to waive 0.05% of the management fees through July 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
20  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $764,629 for Class A, $253,277 for Class B and $1,142 for Class C for the six months ended Jan. 31, 2005.

During the six months ended Jan. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $22,698 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $999,995,078 and $1,196,547,830, respectively, for the six months ended Jan. 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $10,214 for the six months ended Jan. 31, 2005.

--------------------------------------------------------------------------------
21  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                  Six months ended Jan. 31, 2005
                                              Class A         Class B        Class C        Class I         Class Y
Sold                                        9,315,147       4,229,922        219,644      3,058,975         101,078
Issued for reinvested distributions         1,331,849         152,062          2,852         49,063          10,678
Redeemed                                  (43,069,676)    (18,196,891)      (456,806)    (2,155,191)     (1,519,094)
                                          -----------     -----------       --------     ----------      ----------
Net increase (decrease)                   (32,422,680)    (13,814,907)      (234,310)       952,847      (1,407,338)
                                          -----------     -----------       --------        -------      ----------

                                                                     Year ended July 31, 2004
                                              Class A         Class B        Class C       Class I*         Class Y
Sold                                       63,776,788      17,608,704      1,105,201      4,261,085       1,674,757
Fund merger                               195,139,277     124,164,313        961,940             --           2,310
Issued for reinvested distributions         2,127,178         875,289         53,736         83,939           5,876
Redeemed                                  (10,573,028)    (25,212,059)      (190,776)    (1,250,745)        (86,872)
                                          -----------     -----------       --------     ----------         -------
Net increase (decrease)                   250,470,215     117,436,247      1,930,101      3,094,279       1,596,071
                                          -----------     -----------      ---------      ---------       ---------

* Inception was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At Jan. 31, 2005, securities valued at $14,264,225 were on loan to brokers. For collateral, the Fund received $14,527,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $3,066 for the six months ended Jan. 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2005.

--------------------------------------------------------------------------------
22  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

7. FUND MERGER

At the close of business on June 25, 2004, AXP Large Cap Equity Fund acquired the assets and assumed the identified liabilities of AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP Large Cap Equity Fund immediately before the acquisition was $404,994,552 and the combined net assets immediately after the acquisition was $1,941,974,602.

The merger was accomplished by a tax-free exchange of the following:

                                            Shares           Value
AXP Blue Chip Advantage Fund              171,778,024    $1,331,930,990
AXP Research Opportunities Fund            45,469,648       205,049,060

In exchange for the AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund shares and net assets, AXP Large Cap Equity Fund issued the following number of shares:

                                                               Shares
Class A                                                     195,139,277
Class B                                                     124,164,313
Class C                                                         961,940
Class Y                                                           2,310

AXP Blue Chip Advantage Fund's and AXP Research Opportunities Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss.

                                             Total          Capital          Unrealized       Accumulated
                                          net assets         stock          appreciation   net realized loss
AXP Blue Chip Advantage Fund           $1,331,930,990    $2,300,150,539      $20,542,743     $(988,762,292)
AXP Research Opportunities Fund           205,049,060       265,819,324        9,544,965       (70,315,229)

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,027,332,263, that if not offset by future capital gains realized after July 31, 2004 will expire as follows:

                  2008             2009              2010          2011
              $580,153,257     $416,711,846       $20,988,174   $9,478,986

AXP Large Cap Equity Fund acquired $1,028,552,364 of capital loss carry-overs in connection with the AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund merger (Note 7). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005(h)        2004          2003          2002(b)
Net asset value, beginning of period                                     $4.64          $4.53         $4.11         $5.00
                                                                         -----          -----         -----         -----
Income from investment operations:
Net investment income (loss)                                               .02            .01           .01            --
Net gains (losses) (both realized and unrealized)                          .35            .32           .41          (.89)
                                                                         -----          -----         -----         -----
Total from investment operations                                           .37            .33           .42          (.89)
                                                                         -----          -----         -----         -----
Less distributions:
Dividends from net investment income                                      (.02)            --            --            --
Distributions from realized gains                                         (.01)          (.22)           --            --
                                                                         -----          -----         -----         -----
Total distributions                                                       (.03)          (.22)           --            --
                                                                         -----          -----         -----         -----
Net asset value, end of period                                           $4.98          $4.64         $4.53         $4.11
                                                                         -----          -----         -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $1,177         $1,248           $83           $11
Ratio of expenses to average daily net assets(c)                         1.15%(d)       1.20%(e)      1.25%(e)      1.25%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .70%(d)        .36%          .24%         (.11%)(d)
Portfolio turnover rate (excluding short-term securities)                  56%            99%          135%           88%
Total return(f)                                                          7.70%(g)       7.19%        10.22%       (17.80%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.23%, 1.84% and 5.12% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
24  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(h)        2004          2003          2002(b)
Net asset value, beginning of period                                     $4.56          $4.48         $4.10         $5.00
                                                                         -----          -----         -----         -----
Income from investment operations:
Net investment income (loss)                                                --           (.01)         (.01)         (.01)
Net gains (losses) (both realized and unrealized)                          .34            .31           .39          (.89)
                                                                         -----          -----         -----         -----
Total from investment operations                                           .34            .30           .38          (.90)
                                                                         -----          -----         -----         -----
Less distributions:
Distributions from realized gains                                         (.01)          (.22)           --            --
                                                                         -----          -----         -----         -----
Net asset value, end of period                                           $4.89          $4.56         $4.48         $4.10
                                                                         -----          -----         -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $546           $572           $36            $5
Ratio of expenses to average daily net assets(c)                         1.92%(d)       1.95%(e)      2.01%(e)      2.01%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.07%)(d)      (.46%)        (.52%)        (.86%)(d)
Portfolio turnover rate (excluding short-term securities)                  56%            99%          135%           88%
Total return(f)                                                          7.16%(g)       6.48%         9.27%       (18.00%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.98%, 2.60% and 5.88% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
25  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(h)        2004          2003          2002(b)
Net asset value, beginning of period                                     $4.57          $4.49         $4.10         $5.00
                                                                         -----          -----         -----         -----
Income from investment operations:
Net investment income (loss)                                                --           (.01)         (.01)         (.01)
Net gains (losses) (both realized and unrealized)                          .34            .31           .40          (.89)
                                                                         -----          -----         -----         -----
Total from investment operations                                           .34            .30           .39          (.90)
                                                                         -----          -----         -----         -----
Less distributions:
Distributions from realized gains                                         (.01)          (.22)           --            --
                                                                         -----          -----         -----         -----
Net asset value, end of period                                           $4.90          $4.57         $4.49         $4.10
                                                                         -----          -----         -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $11            $11            $2           $--
Ratio of expenses to average daily net assets(c)                         1.92%(d)       1.98%(e)      2.01%(e)      2.01%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.07%)(d)      (.43%)        (.53%)        (.92%)(d)
Portfolio turnover rate (excluding short-term securities)                  56%            99%          135%           88%
Total return(f)                                                          7.14%(g)       6.46%         9.51%       (18.00%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.01%, 2.60% and 5.88% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
26  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(h)        2004(b)
Net asset value, beginning of period                                     $4.67          $5.08
                                                                         -----          -----
Income from investment operations:
Net investment income (loss)                                               .03             --
Net gains (losses) (both realized and unrealized)                          .35           (.28)
                                                                         -----          -----
Total from investment operations                                           .38           (.28)
                                                                         -----          -----
Less distributions:
Dividends from net investment income                                      (.03)            --
Distributions from realized gains                                         (.01)          (.13)
                                                                         -----          -----
Total distributions                                                       (.04)          (.13)
                                                                         -----          -----
Net asset value, end of period                                           $5.01          $4.67
                                                                         -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $20            $14
Ratio of expenses to average daily net assets(c)                          .67%(d)        .71%(d),(e)
Ratio of net investment income (loss) to average daily net assets        1.23%(d)        .74%(d)
Portfolio turnover rate (excluding short-term securities)                  56%            99%
Total return(f)                                                          7.95%(g)      (5.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 0.72% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
27  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(h)        2004          2003          2002(b)
Net asset value, beginning of period                                     $4.66          $4.54         $4.11         $5.00
                                                                         -----          -----         -----         -----
Income from investment operations:
Net investment income (loss)                                               .02            .01           .01            --
Net gains (losses) (both realized and unrealized)                          .35            .34           .42          (.89)
                                                                         -----          -----         -----         -----
Total from investment operations                                           .37            .35           .43          (.89)
                                                                         -----          -----         -----         -----
Less distributions:
Dividends from net investment income                                      (.02)          (.01)           --            --
Distributions from realized gains                                         (.01)          (.22)           --            --
                                                                         -----          -----         -----         -----
Total distributions                                                       (.03)          (.23)           --            --
                                                                         -----          -----         -----         -----
Net asset value, end of period                                           $5.00          $4.66         $4.54         $4.11
                                                                         -----          -----         -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $1             $8           $--           $--
Ratio of expenses to average daily net assets(c)                          .96%(d)       1.00%(e)      1.07%(e)      1.07%(d),(e)
Ratio of net investment income (loss) to average daily net assets        1.01%(d)        .50%          .45%          .09%(d)
Portfolio turnover rate (excluding short-term securities)                  56%            99%          135%           88%
Total return(f)                                                          7.58%(g)       7.44%        10.46%       (17.80%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.03%, 1.66% and 4.94% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
28  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
29  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

                                                       Beginning             Ending            Expenses
                                                     account value        account value       paid during        Annualized
                                                     Aug. 1, 2004         Jan. 31, 2005      the period(a)      expense ratio
Class A
     Actual(b)                                          $1,000              $1,077.00           $6.05              1.15%
     Hypothetical (5% return before expenses)           $1,000              $1,019.51           $5.89              1.15%
Class B
     Actual(b)                                          $1,000              $1,071.60          $10.08              1.92%
     Hypothetical (5% return before expenses)           $1,000              $1,015.61           $9.81              1.92%
Class C
     Actual(b)                                          $1,000              $1,071.40          $10.08              1.92%
     Hypothetical (5% return before expenses)           $1,000              $1,015.61           $9.81              1.92%
Class I
     Actual(b)                                          $1,000              $1,079.50           $3.53               .67%
     Hypothetical (5% return before expenses)           $1,000              $1,021.95           $3.43               .67%
Class Y
     Actual(b)                                          $1,000              $1,075.80           $5.05               .96%
     Hypothetical (5% return before expenses)           $1,000              $1,020.48           $4.92               .96%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2005: +7.70% for Class A, +7.16% for Class B, +7.14% for Class C, +7.95% for Class I and +7.58% for Class Y.

--------------------------------------------------------------------------------
30  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
31  --   AXP LARGE CAP EQUITY FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Large Cap
        Value
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2005

AXP Large Cap Value Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  9

Financial Statements                      13

Notes to Financial Statements             16

Fund Expenses Example                     27

Proxy Voting                              29

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT JAN. 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Bob Ewing, CFA                            6/02               17

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 6/27/02      B: 6/27/02      C: 6/27/02      I: 3/4/04       Y: 6/27/02

Ticker symbols by class
A: ALVAX        B: ALVBX        C: --           I: ALCIX        Y: --

Total net assets                                         $144.0 million

Number of holdings                                                  174

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                  LARGE
                     MEDIUM  SIZE
                     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 31.2%
Consumer discretionary 12.3%
Energy 11.5%
Consumer staples 7.5%
Information technology 7.0%
Health care 6.4%
Industrials 6.0%
Materials 5.9%
Utilities 4.2%
Telecommunication services 3.7%
Short-term securities 2.6%
Telecommunications 1.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (Finance companies)                                       3.9%
Bank of America (Banks and savings & loans)                         3.3
Exxon Mobil (Energy)                                                2.8
JPMorgan Chase & Co (Broker dealers)                                2.4
ConocoPhillips (Energy)                                             2.2
ChevronTexaco (Energy)                                              1.8
American Intl Group (Insurance)                                     1.8
Altria Group (Beverages & tobacco)                                  1.8
Cendant (Leisure time & entertainment)                              1.5
Morgan Stanley (Broker dealers)                                     1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

                             PERFORMANCE COMPARISON
                  For the six-month period ended Jan. 31, 2005

                 (bar 1)              (bar 2)               (bar 3)
                 +9.40%               +11.67%               +8.74%

(bar 1) AXP Large Cap Value Fund Class A (excluding sales charge)
(bar 2) Russell 1000 Value Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Value Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                    Class B                 Class C            Class I     Class Y
(Inception dates)            (6/27/02)                  (6/27/02)               (6/27/02)          (3/4/04)    (6/27/02)
                                                               After                    After
                        NAV(1)      POP(2)        NAV(1)      CDSC(3)      NAV(1)      CDSC(4)      NAV(5)      NAV(6)
at Jan. 31, 2005
6 months*               +9.40%      +3.12%        +8.93%      +4.93%       +8.89%      +7.89%       +9.67%      +9.56%
1 year                  +7.60%      +1.41%        +6.91%      +2.91%       +6.87%      +6.87%         N/A       +7.76%
Since inception         +9.19%      +6.73%        +8.43%      +7.41%       +8.43%      +8.43%       +5.35%*     +9.45%

at Dec. 31. 2004
6 months*               +8.73%      +2.47%        +8.24%      +3.24%       +8.40%      +7.40%       +9.19%      +8.89%
1 year                 +11.37%      +4.96%       +10.48%      +6.48%      +10.44%     +10.44%         N/A      +11.54%
Since inception        +10.37%      +7.80%        +9.51%      +8.11%       +9.51%      +9.51%       +7.43%*    +10.57%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Large Cap Value Fund's Class A shares advanced 9.40%, excluding sales charge, for the six months ended Jan. 31, 2005. The Fund outperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which advanced 8.74% for the period. The Fund's benchmark, the Russell 1000(R) Value Index (Russell Index), gained 11.67%.

Below, Portfolio Manager Bob Ewing discusses the Fund's positioning and results for the first half of the 2005 fiscal year.

At Jan. 31, 2005, approximately 26.11% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Series funds, a group of six asset allocation funds managed by American Express Financial Corporation (AEFC). As a result, it is possible AXP Large Cap Value Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 15, Class I capital share transactions for related activity during the most recent fiscal period). AEFC seeks to minimize the impact of these transactions, which may include structuring them over a reasonable period of time. AXP Large Cap Value Fund may experience increased expenses as it buys and sells securities to satisfy subscriptions and redemptions in AXP Portfolio Builder Series funds. For more information on the Fund's expenses, see the discussions beginning on pages 22 and 27.

Q:  What factors had a significant effect  on performance?

A: At the start of our fiscal year, U.S. equities faced a period of lackluster performance as high oil prices, election concerns, global politics and economic worries plagued market sentiment. However, as uncertainties such as the presidential election were resolved and oil prices moderated, investors began to refocus on the positive U.S. economic environment. Results in the latter part of the past six months were quite strong.

    Given the substantial rise in the overall equity market during the six month period, the Fund's relatively conservative positioning created some challenges. Nonetheless, we are pleased the Fund was able to outpace its peers.

    Both sector allocations and stock selection detracted from performance. The Fund's cash position had the most significant negative effect compared to the Russell Index, which has no cash. Such a result is typical for many mutual funds in a rising equity market. However, the challenge was somewhat greater for the Fund as its assets have continued to grow at a steady pace. We worked diligently to invest excess cash during the period.

--------------------------------------------------------------------------------
5   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> In the industrial sector, we de-emphasized companies with high financial leverage and greater sensitivity to economic activity.
(end callout quote)

    A larger-than-Russell Index position in health care also detracted from relative return, as did an underweight in the strong performing utilities sector.

    Stock selection was favorable in some sectors, while detrimental in others. Stock selection among consumer staples stocks was hurt by weak performance from specific holdings such as Colgate-Palmolive and Coca-Cola, stocks that would ordinarily be considered less volatile. In the industrial sector, we de-emphasized companies with high financial leverage and greater sensitivity to economic activity because we believe they are too expensive and likely to show decelerating growth. Unfortunately, those industrial companies performed best during the period.

    In terms of individual contributors, the Fund had a higher-than-Russell Index position in Lyondell Chemical, which was the most significant positive contributor during the six-month period. The company has been the beneficiary of an improving environment for chemical firms. A meaningful position in Disney also helped as investors became more comfortable with the performance of Disney's economically sensitive businesses. The Fund's positioning in oil company ConocoPhillips was advantageous, as was our positioning in cell phone maker Nokia.

    Individual detractors from relative performance included the portfolio's lower-than-Russell Index positions in General Electric and Exxon Mobil. Though we hold GE in the portfolio, it represents a very large percentage of the benchmark and we do not consider such a large position appropriate.
    GE stock performed well as investors became more confident in the durability of the strong economy. Exxon Mobil was also a strong performer and a large benchmark position. Though we were underweight in Exxon Mobil, we also held a basket of other oil stocks (including ConocoPhillips cited above as a top performer). Our positioning in Pfizer also detracted as the company continued to struggle along with most branded pharmaceutical companies.

--------------------------------------------------------------------------------
6   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We have also sought to keep Fund volatility lower than that of the Russell Index, which we believe may position the Fund to perform well in a flat or down market. (end callout quote)

Q:  What changes did you make to the portfolio during the period?

A: In general, we have been placing greater emphasis on more stable, higher quality companies, those that have more predictable profitability at this point in the economic cycle.

    We increased the Fund's technology and telecommunications services allocations during the past six months, while also adding to our consumer discretionary position. These areas have some degree of exposure to economic activity, but, in our view, they are generally cheaper than areas of the market with the greatest sensitivity to economic cycles. We reduced allocations to both industrials and health care stocks over the fiscal period, although the Fund's health care position remained larger than that of the Russell Index. We also reduced the Fund's holdings of financial stocks.

    The Fund's allocation to the consumer staples sector was larger than that of the Russell Index. This is somewhat unusual since value-oriented funds traditionally don't get a chance to own high quality consumer staples stocks. However, because the market has embraced stocks with economic sensitivity, less cyclical consumer staples stocks, such as Colgate-Palmolive and Procter & Gamble, are relatively inexpensive at this time.

    The portfolio has a lower-than-Russell Index weighting in the industrials group. Although our bottom-up analysis suggests that these companies have strong fundamentals, their high valuations seem to leave no room for error, so we believe it is prudent to be cautious in our exposure to the sector. Our utility holdings are also modest. We consider the utility sector to be expensive compared to where it traditionally trades. In addition, we believe interest rates are more likely to go up than down, which would be problematic for utility stocks.

    Nokia was our single largest purchase during the time period. After the cell phone maker declined on earnings difficulties last year, we eagerly bought the stock. Since then the company has begun to deliver strong earnings and as noted above, Nokia was one of the largest positive contributors during the period.

--------------------------------------------------------------------------------
7   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    We eliminated the Fund's holdings of well-known HMO Aetna. HMOs and, in particular, Aetna, have performed very well. As a result, the stock no longer suited the value orientation of the Fund.

Q:  How do you plan to manage the Fund in the coming months?

A: Although this Fund essentially follows a fundamentally-driven, bottom-up equity strategy, we are cognizant of market trends and potential risks. We believe it is prudent to be careful in the current environment due to elevated risk and the reality that this is the fourth year of the economic recovery. In general, this outlook has led us to incorporate certain themes into our management. We have emphasized higher quality stocks over lower quality stocks that have high amounts of leverage or exhibit volatile earnings. We have tried to keep the average price/earnings ratio of our holdings below that of the Russell Index. We have focused on larger stocks because they tend to be more stable companies, but also because they have been more attractively valued than mid-cap and small-cap stocks. We have also sought to keep Fund volatility lower than that of the Russell Index, which we believe may position the Fund to perform well in a flat or down market.

    Although it is worth noting that value has outperformed growth for some time and may be susceptible to a market reversal, we consider it much more pertinent that small- and mid-cap stocks have outperformed large-caps for a prolonged period. We are finding more opportunities among large-cap stocks and, therefore, the Fund's average market capitalization has increased. At this stage of the cycle, we expect economic and corporate growth to decelerate a bit and deceleration tends to favor bigger, more stable companies.

Q:  What is a stock's price earnings (P/E) ratio?

A: A P/E ratio is the price of a stock divided by its earnings per share. For a fund, it is the weighted average P/E of the stocks it holds. The price/earnings ratio, also known as the multiple, gives investors an idea of how much they are paying for a company's earnings power.

--------------------------------------------------------------------------------
8   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Large Cap Value Fund

Jan. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.2%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (3.3%)
Boeing                                          5,555                $281,083
Empresa Brasileira de
  Aeronautica ADR                              27,832(c)              886,449
General Dynamics                                5,579                 576,032
Goodrich                                        6,700                 229,810
Lockheed Martin                                11,310                 653,831
Northrop Grumman                               22,732               1,179,336
United Technologies                             9,785                 985,154
Total                                                               4,791,695

Automotive & related (0.4%)
General Motors                                 14,184                 522,113

Banks and savings & loans (10.2%)
Bank of America                               104,820               4,860,503
Bank of New York                               30,301                 900,243
Commerce Bancorp                                3,600                 207,144
Investors Financial Services                   16,275                 820,423
PNC Financial Services Group                   12,684                 683,287
Regions Financial                              10,837                 346,784
Sovereign Bancorp                              21,800                 495,732
State Street                                   16,150                 723,682
US Bancorp                                     45,150               1,356,758
Wachovia                                       26,838               1,472,064
Washington Mutual                              20,701                 835,285
Wells Fargo & Co                               33,463               2,051,282
Total                                                              14,753,187

Beverages & tobacco (3.3%)
Altria Group                                   40,284               2,571,327
Coca-Cola                                       7,300                 302,877
Coca-Cola Enterprises                          17,950                 394,003
PepsiCo                                        27,804               1,493,075
Total                                                               4,761,282

Broker dealers (5.7%)
Franklin Resources                              5,893                 399,899
JPMorgan Chase & Co                            91,824               3,427,790
Legg Mason                                      1,900                 146,737
Merrill Lynch & Co                             34,619               2,079,563
Morgan Stanley                                 39,256               2,196,766
Total                                                               8,250,755

Building materials & construction (0.7%)
American Standard Companies                    11,045(b)              442,242
Masco                                          16,984                 625,011
Total                                                               1,067,253

Cable (2.4%)
Comcast Cl A                                   21,255(b)              684,198
Comcast Special Cl A                           25,100(b)              793,411
EchoStar Communications Cl A                   17,669                 539,081
NTL                                            20,787(b)            1,414,140
Total                                                               3,430,830

Cellular telecommunications (1.7%)
China Unicom                                  186,000(c)              151,427
Nextel Communications Cl A                     45,300(b)            1,299,657
Vodafone Group ADR                             37,238(c)              967,443
Total                                                               2,418,527

Chemicals (2.7%)
Dow Chemical                                   43,484               2,161,155
Eastman Chemical                                8,789                 475,924
Lyondell Chemical                              33,152                 975,332
RPM Intl                                       16,700                 294,421
Total                                                               3,906,832

Computer hardware (1.9%)
Cisco Systems                                  22,655(b)              408,696
Dell                                           20,650(b)              862,344
EMC                                            14,200(b)              186,020
Hewlett-Packard                                63,683               1,247,550
Total                                                               2,704,610

Computer software & services (2.5%)
Affiliated Computer Services Cl A              19,309(b)            1,046,355
Cadence Design Systems                         33,300(b)              443,889
Intl Business Machines                         12,655               1,182,230
Microsoft                                      25,398                 667,459
VERITAS Software                                8,000(b)              205,760
Total                                                               3,545,693

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electronics (1.1%)
Broadcom Cl A                                   5,191(b)             $165,230
Credence Systems                               15,700(b)              125,600
Cypress Semiconductor                          28,600(b)              326,040
Freescale Semiconductor Cl B                    3,239(b)               56,585
Intel                                          26,550                 596,047
Texas Instruments                              12,941                 300,361
Total                                                               1,569,863

Energy (9.7%)
Anadarko Petroleum                             18,319               1,212,901
BP ADR                                         19,864(c)            1,184,292
ChevronTexaco                                  48,164               2,620,122
ConocoPhillips                                 34,140               3,167,851
Devon Energy                                   14,794                 601,672
Exxon Mobil                                    78,996               4,076,193
Newfield Exploration                           11,582(b)              708,818
Royal Dutch Petroleum                           6,142(c)              359,123
Total                                                              13,930,972

Energy equipment & services (2.0%)
Cooper Cameron                                 14,445(b)              814,842
Schlumberger                                    4,831                 328,701
Transocean                                     15,177(b)              667,788
Weatherford Intl                               18,771(b)            1,018,703
Total                                                               2,830,034

Finance companies (4.0%)
Citigroup                                     116,891               5,733,504

Financial services (4.3%)
Capital One Financial                          13,033               1,020,223
Countrywide Financial                          23,301                 862,137
Fannie Mae                                     28,599               1,846,923
Freddie Mac                                    30,700               2,004,404
MBNA                                           17,635                 468,738
Total                                                               6,202,425

Food (1.8%)
General Mills                                  14,249                 755,055
Hain Celestial Group                            7,500(b)              150,900
HJ Heinz                                       25,130                 950,164
Kellogg                                         6,500                 290,160
Sara Lee                                       21,641                 508,131
Total                                                               2,654,410

Furniture & appliances (0.1%)
Leggett & Platt                                 6,036                 172,026

Health care products (4.4%)
Baxter Intl                                    12,802                 432,196
Biogen Idec                                     9,697(b)              629,917
Bristol-Myers Squibb                           16,306                 382,213
GlaxoSmithKline ADR                             7,744(c)              345,150
Guidant                                         2,620                 189,924
Johnson & Johnson                              11,175                 723,023
Medco Health Solutions                         14,710(b)              626,205
Merck & Co                                     25,374                 711,741
Novartis ADR                                   10,291(c)              492,733
Pfizer                                         44,253               1,069,151
Schering Plough                                19,523                 362,347
Wyeth                                           8,089                 320,567
Total                                                               6,285,167

Health care services (2.0%)
Cardinal Health                                 5,200                 292,864
HCA                                            28,437               1,266,015
Hospira                                        11,443(b)              330,588
Lincare Holdings                               13,063(b)              542,115
Tenet Healthcare                               51,700(b)              513,381
Total                                                               2,944,963

Household products (2.2%)
Avon Products                                   5,737                 242,216
Colgate-Palmolive                              27,350               1,436,969
Gillette                                        7,700                 390,544
Kimberly-Clark                                  2,250                 147,398
Procter & Gamble                                9,528                 507,175
Rayovac                                        11,700(b)              439,569
Total                                                               3,163,871

Industrial transportation (0.2%)
Burlington Northern Santa Fe                    4,700                 226,446

Insurance (6.4%)
ACE                                            35,219(c)            1,528,505
Allstate                                       17,261                 870,645
American Intl Group                            39,143               2,594,789
Assurant                                        5,989                 194,822
Chubb                                          16,317               1,215,290
CIGNA                                           4,697                 376,934
Endurance Specialty Holdings                   22,300(c)              767,120
First American                                 11,968                 442,577
Hartford Financial Services Group               5,022                 337,930
Montpelier Re Holdings                          3,431(c)              128,491
Prudential Financial                           13,900                 749,349
Total                                                               9,206,452

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Leisure time & entertainment (3.0%)
Cendant                                        48,600(b)           $1,088,640
Cendant                                        48,600               1,144,530
Mattel                                         20,398                 396,741
Multimedia Games                                2,850(b)               25,109
Viacom Cl B                                    42,708               1,594,716
Total                                                               4,249,736

Machinery (0.7%)
AGCO                                            7,440(b)              152,743
Caterpillar                                     4,509                 401,752
Illinois Tool Works                             3,025                 263,115
Ingersoll-Rand Cl A                             3,324(c)              247,239
Total                                                               1,064,849

Media (4.1%)
EW Scripps Cl A                                 7,900                 366,244
Liberty Media Cl A                            135,748(b)            1,417,209
Liberty Media Intl Cl A                        10,000(b)              452,800
Reader's Digest Assn                            9,575                 154,349
Time Warner                                    42,300(b)              761,400
Tribune                                        16,399                 655,632
Walt Disney                                    71,920               2,059,070
Total                                                               5,866,704

Metals (0.5%)
Alcan                                           8,857(c)              352,243
Alcoa                                          11,504                 339,483
Novelis                                         1,771(b,c)             39,697
Total                                                                 731,423

Multi-industry (1.8%)
General Electric                               29,573               1,068,472
ITT Inds                                        2,492                 212,543
Tyco Intl                                      37,316(c)            1,348,600
Total                                                               2,629,615

Paper & packaging (2.0%)
Avery Dennison                                  5,721                 343,775
Bowater                                        14,224                 540,512
Intl Paper                                     21,164                 828,571
Temple-Inland                                  10,799                 686,816
Weyerhaeuser                                    6,811                 425,006
Total                                                               2,824,680

Real estate investment trust (0.8%)
Apartment Investment &
  Management Cl A                               8,996                 322,956
Equity Office Properties Trust                 28,133                 787,162
Total                                                               1,110,118

Restaurants (0.4%)
Domino's Pizza                                 19,700                 328,596
McDonald's                                      6,129                 198,518
Total                                                                 527,114

Retail -- drugstores (0.2%)
CVS                                             6,732                 312,028

Retail -- general (2.2%)
Dollar General                                  7,500                 151,575
Home Depot                                     17,926                 739,627
Sonic Automotive                               20,262                 473,320
Target                                         18,676                 948,181
Wal-Mart Stores                                16,000                 838,400
Total                                                               3,151,103

Telecom equipment & services (1.7%)
Motorola                                       65,434               1,029,931
Nokia ADR                                      90,900(c)            1,388,952
Total                                                               2,418,883

Utilities -- electric (3.8%)
Dominion Resources                             17,561               1,218,382
Entergy                                        13,959                 970,430
Exelon                                         28,762               1,272,719
FPL Group                                       5,266                 403,586
PPL                                             8,896                 480,384
Southern                                       28,000                 945,560
Xcel Energy                                    13,800                 251,022
Total                                                               5,542,083

Utilities -- natural gas (0.4%)
ONEOK                                          18,349                 508,267

Utilities -- telephone (3.8%)
BellSouth                                      48,984               1,285,340
Citizens Communications                        11,000                 148,390
KT ADR                                         17,898(c)              387,671
SBC Communications                             59,773               1,420,206
Sprint                                         23,600                 562,388
Verizon Communications                         45,909               1,633,902
Total                                                               5,437,897

Total common stocks
(Cost: $129,794,084)                                             $141,447,410

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Short-term securities (2.6%)
Issuer                  Effective               Amount              Value(a)
                         yield                payable at
                                               maturity

U.S. government agencies(1.8%)
Federal Home Loan Bank Disc Nt
  02-18-05                2.34%              $600,000                $599,298
Federal Natl Mtge Assn Disc Nts
  02-14-05                2.26                300,000                 299,736
  04-06-05                2.46                700,000                 696,901
  04-13-05                2.47              1,000,000                 995,089
Total                                                               2,591,024

Commercial paper (0.8%)
Household Intl Finance
  02-01-05                2.48              1,200,000               1,199,917

Total short-term securities
(Cost: $3,790,946)                                                 $3,790,941

Total investments in securities
(Cost: $133,585,030)(d)                                          $145,238,351

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2005, the value of foreign securities represented 7.3% of net assets.

(d) At Jan. 31, 2005, the cost of securities for federal income tax purposes was approximately $133,585,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $13,733,000
      Unrealized depreciation                                      (2,080,000)
                                                                   ----------
      Net unrealized appreciation                                 $11,653,000
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Value Fund

Jan. 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $133,585,030)                                                                              $145,238,351
Cash in bank on demand deposit                                                                                       14,813
Capital shares receivable                                                                                            21,683
Dividends and accrued interest receivable                                                                           132,908
Receivable for investment securities sold                                                                           856,084
                                                                                                                    -------
Total assets                                                                                                    146,263,839
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                                5,454
Payable for investment securities purchased                                                                       2,098,709
Accrued investment management services fee                                                                            7,024
Accrued distribution fee                                                                                              4,000
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           1,491
Accrued administrative services fee                                                                                     585
Other accrued expenses                                                                                              117,943
                                                                                                                    -------
Total liabilities                                                                                                 2,235,207
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $144,028,632
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    258,747
Additional paid-in capital                                                                                      131,261,704
Excess of distributions over net investment income                                                                  (37,383)
Accumulated net realized gain (loss)                                                                                892,243
Unrealized appreciation (depreciation) on investments                                                            11,653,321
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $144,028,632
                                                                                                               ============
Net assets applicable to outstanding shares:                   Class A                                         $ 76,139,234
                                                               Class B                                         $ 28,703,035
                                                               Class C                                         $  1,446,948
                                                               Class I                                         $ 37,606,636
                                                               Class Y                                         $    132,779
Net asset value per share of outstanding capital stock:        Class A shares          13,670,054              $       5.57
                                                               Class B shares           5,188,217              $       5.53
                                                               Class C shares             261,572              $       5.53
                                                               Class I shares           6,731,098              $       5.59
                                                               Class Y shares              23,773              $       5.59
                                                                                           ------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Large Cap Value Fund

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $ 1,463,514
Interest                                                                                                             51,717
   Less foreign taxes withheld                                                                                       (4,471)
                                                                                                                     ------
Total income                                                                                                      1,510,760
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                  381,319
Distribution fee
   Class A                                                                                                           91,443
   Class B                                                                                                          137,535
   Class C                                                                                                            7,233
Transfer agency fee                                                                                                  85,084
Incremental transfer agency fee
   Class A                                                                                                            6,392
   Class B                                                                                                            4,641
   Class C                                                                                                              288
Service fee -- Class Y                                                                                                   55
Administrative services fees and expenses                                                                            33,335
Compensation of board members                                                                                         4,219
Custodian fees                                                                                                      184,700
Printing and postage                                                                                                 17,375
Registration fees                                                                                                     5,629
Audit fees                                                                                                            9,250
Other                                                                                                                 6,031
                                                                                                                      -----
Total expenses                                                                                                      974,529
   Expenses waived/reimbursed by AEFC (Note 2)                                                                      (26,344)
                                                                                                                    -------
                                                                                                                    948,185
   Earnings credits on cash balances (Note 2)                                                                        (3,234)
                                                                                                                     ------
Total net expenses                                                                                                  944,951
                                                                                                                    -------
Investment income (loss) -- net                                                                                     565,809
                                                                                                                    -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 3,798,076
   Foreign currency transactions                                                                                          6
                                                                                                                          -
Net realized gain (loss) on investments                                                                           3,798,082
Net change in unrealized appreciation (depreciation) on investments                                               7,303,605
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                            11,101,687
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $11,667,496
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Large Cap Value Fund


                                                                                              Jan. 31, 2005      July 31, 2004
                                                                                            Six months ended      Year ended
                                                                                               (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                               $    565,809     $    556,993
Net realized gain (loss) on investments                                                          3,798,082        5,214,984
Net change in unrealized appreciation (depreciation) on investments                              7,303,605        1,187,608
                                                                                                 ---------        ---------
Net increase (decrease) in net assets resulting from operations                                 11,667,496        6,959,585
                                                                                                ----------        ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                     (545,202)        (292,557)
      Class B                                                                                      (10,205)         (34,475)
      Class C                                                                                           --           (1,580)
      Class I                                                                                     (382,906)              --
      Class Y                                                                                       (1,186)            (292)
   Net realized gain
      Class A                                                                                   (3,015,777)      (2,044,844)
      Class B                                                                                   (1,148,833)        (923,944)
      Class C                                                                                      (57,627)         (49,121)
      Class I                                                                                   (1,527,915)              --
      Class Y                                                                                       (5,242)          (1,778)
                                                                                                    ------           ------
Total distributions                                                                             (6,694,893)      (3,348,591)
                                                                                                ----------       ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                      11,451,752       40,922,272
   Class B shares                                                                                4,196,983       15,773,087
   Class C shares                                                                                  210,117          859,541
   Class I shares                                                                               21,238,262       16,471,765
   Class Y shares                                                                                   70,000           46,998
Reinvestment of distributions at net asset value
   Class A shares                                                                                3,502,150        2,313,251
   Class B shares                                                                                1,145,619          949,778
   Class C shares                                                                                   56,012           49,389
   Class I shares                                                                                1,910,566               --
   Class Y shares                                                                                    5,863            1,511
Payments for redemptions
   Class A shares                                                                               (8,678,274)      (9,764,607)
   Class B shares (Note 2)                                                                      (2,911,034)      (6,087,609)
   Class C shares (Note 2)                                                                        (280,797)        (329,387)
   Class I shares                                                                               (2,704,569)          (5,871)
   Class Y shares                                                                                   (6,973)         (17,446)
                                                                                                    ------          -------
Increase (decrease) in net assets from capital share transactions                               29,205,677       61,182,672
                                                                                                ----------       ----------
Total increase (decrease) in net assets                                                         34,178,280       64,793,666
Net assets at beginning of period                                                              109,850,352       45,056,686
                                                                                               -----------       ----------
Net assets at end of period                                                                   $144,028,632     $109,850,352
                                                                                              ============     ============
Undistributed (excess of distributions over) net investment income                            $    (37,383)    $    336,307
                                                                                              ------------     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Value Fund

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

The Fund offers Class A, Class B, Class C and Class Y shares.

Class A shares are sold with a front-end sales charge.

Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

Class C shares may be subject to a CDSC.

Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 26.11% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
16   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
17   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
18   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $14,354 for the six months ended Jan. 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
19   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $100,117 for Class A, $12,205 for Class B and $291 for Class C for the six months ended Jan. 31, 2005.

For the six months ended Jan. 31, 2005, AEFC and its affiliates waived certain fees and expenses to 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.17% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $18,345, $7,542, $418 and $39, respectively. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C, 1.03% for Class I and 1.17% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $3,234 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $59,545,638 and $33,727,515, respectively, for the six months ended Jan. 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $276 for the six months ended Jan. 31, 2005.

--------------------------------------------------------------------------------
20   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Jan. 31, 2005
                                              Class A      Class B       Class C       Class I      Class Y
Sold                                        2,069,321      767,493        38,829     3,818,045       12,867
Issued for reinvested distributions           628,752      206,791        10,111       341,783        1,049
Redeemed                                   (1,561,089)    (529,038)      (51,437)     (483,274)      (1,282)
                                           ----------     --------       -------      --------       ------
Net increase (decrease)                     1,136,984      445,246        (2,497)    3,676,554       12,634
                                            ---------      -------        ------     ---------       ------

                                                               Year ended July 31, 2004
                                              Class A      Class B       Class C      Class I*      Class Y
Sold                                        7,723,484    3,005,409       163,615     3,055,637        8,912
Issued for reinvested distributions           443,151      182,649         9,516            --          289
Redeemed                                   (1,837,759)  (1,153,773)      (61,678)       (1,093)      (3,191)
                                           ----------   ----------       -------        ------       ------
Net increase (decrease)                     6,328,876    2,034,285       111,453     3,054,544        6,010
                                            ---------    ---------       -------     ---------        -----

* Inception date was March 4, 2004.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2005.

--------------------------------------------------------------------------------
21   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $5.34        $4.98        $4.52         $4.90
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .02          .04          .03            --
Net gains (losses) (both realized and unrealized)                          .48          .59          .44          (.38)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .50          .63          .47          (.38)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.04)        (.03)        (.01)           --
Distributions from realized gains                                         (.23)        (.24)          --            --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.27)        (.27)        (.01)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.57        $5.34        $4.98         $4.52
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $76          $67          $31            $4
Ratio of expenses to average daily net assets(c),(d)                     1.35%(e)     1.24%        1.25%         1.19%(e)
Ratio of net investment income (loss) to average daily net assets         .94%(e)      .95%        1.01%          .23%(e)
Portfolio turnover rate (excluding short-term securities)                  27%          59%          77%            9%
Total return(f)                                                          9.40%(g)    12.85%       10.52%        (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.40% for the six months ended Jan. 31, 2005 and 1.54%, 2.64% and 20.50% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $5.29        $4.95        $4.52         $4.90
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                --           --          .01            --
Net gains (losses) (both realized and unrealized)                          .47          .59          .43          (.38)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .47          .59          .44          (.38)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                        --         (.01)        (.01)           --
Distributions from realized gains                                         (.23)        (.24)          --            --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.23)        (.25)        (.01)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.53        $5.29        $4.95         $4.52
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $29          $25          $13            $1
Ratio of expenses to average daily net assets(c),(d)                     2.11%(e)     2.00%        2.00%         1.95%(e)
Ratio of net investment income (loss) to average daily net assets         .18%(e)      .16%         .25%         (.49%)(e)
Portfolio turnover rate (excluding short-term securities)                  27%          59%          77%            9%
Total return(f)                                                          8.93%(g)    12.00%        9.66%        (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.16% for the six months ended Jan. 31, 2005 and 2.30%, 3.40% and 21.26% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $5.29        $4.94        $4.52         $4.90
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                --           --          .01            --
Net gains (losses) (both realized and unrealized)                          .47          .60          .42          (.38)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .47          .60          .43          (.38)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                        --         (.01)        (.01)           --
Distributions from realized gains                                         (.23)        (.24)          --            --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.23)        (.25)        (.01)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.53        $5.29        $4.94         $4.52
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $1           $1           $1           $--
Ratio of expenses to average daily net assets(c),(d)                     2.11%(e)     2.00%        2.00%         1.95%(e)
Ratio of net investment income (loss) to average daily net assets         .19%(e)      .19%         .26%         (.45%)(e)
Portfolio turnover rate (excluding short-term securities)                  27%          59%          77%            9%
Total return(f)                                                          8.89%(g)    12.19%        9.50%        (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.17% for the six months ended Jan. 31, 2005 and 2.30%, 3.40% and 21.26% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
24   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(h)      2004(b)
Net asset value, beginning of period                                     $5.36        $5.57
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                               .03          .03
Net gains (losses) (both realized and unrealized)                          .49         (.24)
                                                                         -----        -----
Total from investment operations                                           .52         (.21)
                                                                         -----        -----
Less distributions:
Dividends from net investment income                                      (.06)          --
Distributions from realized gains                                         (.23)          --
                                                                         -----        -----
Total distributions                                                       (.29)          --
                                                                         -----        -----
Net asset value, end of period                                           $5.59        $5.36
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $38          $16
Ratio of expenses to average daily net assets(c)                          .99%(d)      .93%(d),(e)
Ratio of net investment income (loss) to average daily net assets        1.30%(d)     1.33%(d)
Portfolio turnover rate (excluding short-term securities)                  27%          59%
Total return(f)                                                          9.67%(g)    (3.77%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.02% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
25   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $5.36        $4.99        $4.52         $4.90
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .03          .04          .03            --
Net gains (losses) (both realized and unrealized)                          .48          .61          .45          (.38)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .51          .65          .48          (.38)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.05)        (.04)        (.01)           --
Distributions from realized gains                                         (.23)        (.24)          --            --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.28)        (.28)        (.01)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.59        $5.36        $4.99         $4.52
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c),(d)                     1.17%(e)     1.06%         .95%         1.01%(e)
Ratio of net investment income (loss) to average daily net assets        1.14%(e)     1.12%        1.30%          .31%(e)
Portfolio turnover rate (excluding short-term securities)                  27%          59%          77%            9%
Total return(f)                                                          9.56%(g)    13.14%       10.76%        (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.24% for the six months ended Jan. 31, 2005 and 1.36%, 2.46% and 20.32% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
27   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

                                                    Beginning             Ending             Expenses
                                                  account value        account value        paid during       Annualized
                                                  Aug. 1, 2004         Jan. 31, 2005       the period(a)     expense ratio
Class A
     Actual(b)                                       $1,000              $1,094.00             $7.16             1.35%
     Hypothetical (5% return before expenses)        $1,000              $1,018.50             $6.91             1.35%
Class B
     Actual(b)                                       $1,000              $1,089.30            $11.17             2.11%
     Hypothetical (5% return before expenses)        $1,000              $1,014.65            $10.77             2.11%
Class C
     Actual(b)                                       $1,000              $1,088.90            $11.17             2.11%
     Hypothetical (5% return before expenses)        $1,000              $1,014.65            $10.77             2.11%
Class I
     Actual(b)                                       $1,000              $1,096.70             $5.26             0.99%
     Hypothetical (5% return before expenses)        $1,000              $1,020.32             $5.07             0.99%
Class Y
     Actual(b)                                       $1,000              $1,095.60             $6.21             1.17%
     Hypothetical (5% return before expenses)        $1,000              $1,019.41             $5.99             1.17%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2005: +9.40% for Class A, +8.93% for Class B, +8.89% for Class C, +9.67% for Class I and +9.56% for Class Y.

--------------------------------------------------------------------------------
28   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
29   --   AXP LARGE CAP VALUE FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Quantitative
  Large Cap Equity
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2005

AXP Quantitative Large Cap Equity Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  9

Financial Statements                      13

Notes to Financial Statements             16

Fund Expenses Example                     26

Proxy Voting                              28

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

--------------------------------------------------------------------------------
2 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot
        AT JAN. 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Dimitris J. Bertsimas                     4/03               12
Gina K. Mourtzinou                        4/03                8

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 4/24/03    B: 4/24/03   C: 4/24/03   I: 7/15/04   Y: 4/24/03

Ticker symbols by class
A: AQEAX      B: --        C: --        I: ALEIX     Y: --

Total net assets                                          $61.4 million
Number of holdings                                                  162

STYLE MATRIX

          STYLE
VALUE     BLEND       GROWTH
            X                  LARGE
                               MEDIUM  SIZE
                               SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 18.5%
Consumer discretionary 15.0%
Energy 12.9%
Health care 10.7%
Information technology 10.5%
Consumer staples 9.4%
Industrials 7.7%
Telecommunication services 5.7%
Utilities 2.9%
Investment companies 2.5%
Short-term securities 2.4%
Materials 1.6%
Telecommunications 0.2%

TOP TEN HOLDINGS

Percentage of portfolio assets

Altria Group (Beverages & tobacco)                                 4.3%
Johnson & Johnson (Health care products)                           4.0
Exxon Mobil (Energy)                                               3.4
ConocoPhillips (Energy)                                            3.2
QUALCOMM (Telecom equipment & services)                            3.1
Microsoft (Computer software & services)                           2.9
iShares MSCI EAFE Index Fund (Investment companies)                2.5
Fannie Mae (Financial services)                                    2.5
Wal-Mart Stores (Retail -- general)                                2.3
eBay (Media)                                                       2.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON

                  For the six-month period ended Jan. 31, 2005

                  +9.02%              +8.16%            +7.32%

+9.02% = AXP Quantitative Large Cap Equity Fund Class A (excluding sales charge)

+8.16% = S&P 500 Index(1) (unmanaged)

+7.32% = Lipper Large-Cap Core Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Quantitative Large Cap Equity Fund's Class A shares gained 9.02%, excluding sales charge, for the six months ended Jan. 31, 2005. The Fund outperformed the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which returned 7.32%, as well as the Standard & Poor's 500 Index (S&P 500 Index), which gained 8.16% for the same period.

Below, Portfolio Managers Dimitris Bertsimas and Gina Mourtzinou discuss the Fund's positioning and results for the first half of the 2005 fiscal year.

At Jan. 31, 2005, approximately 67.26% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Series funds, a group of six asset allocation funds managed by American Express Financial Corporation (AEFC). As a result, it is possible AXP Quantitative Large Cap Equity Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Series funds (see page 15, Class I capital share transactions for related activity during the most recent fiscal period). AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Quantitative Large Cap Equity Fund may experience increased expenses as it buys and sells securities to satisfy subscriptions and redemptions in AXP Portfolio Builder Series funds. For more information on the Fund's expenses, see the discussions beginning on pages 21 and 26.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A                 Class B                Class C           Class I      Class Y
(Inception dates)          (4/24/03)               (4/24/03)              (4/24/03)         (7/15/04)    (4/24/03)
                      NAV(1)      POP(2)      NAV(1)    CDSC(3)      NAV(1)     CDSC(4)      NAV(5)       NAV(6)
at Jan. 31, 2005
6 months*             +9.02%      +2.75%      +8.77%     +4.77%      +8.77%      +7.77%      +9.20%       +9.32%
1 year                +5.31%      -0.75%      +4.52%     +0.52%      +4.35%      +4.35%        N/A        +5.43%
Since inception      +17.37%     +13.52%     +16.48%    +14.46%     +16.49%     +16.49%      +8.65%*     +17.61%

at Dec. 31, 2004
6 months*             +6.43%      +0.31%      +6.16%     +1.16%      +5.99%      +4.99%        N/A        +6.72%
1 year                +9.96%      +3.64%      +9.16%     +5.16%       +9.16      +9.16%        N/A       +10.26%
Since inception      +19.98%     +15.85%     +19.04%    +16.92%     +19.05%     +19.05%     +11.23%*     +20.23%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe the style diversification provided by the Fund's three quantitative investment models played an important role in its outperformance of both the S&P 500 and its peers. (end callout quote)

Q:  What factors most significantly affected performance?

A: We believe the style diversification provided by the Fund's three quantitative investment models played an important role in its outperformance of both the S&P 500 and its peers. Over the course of the period, our value and quality models outperformed the S&P 500 Index, while our momentum model underperformed. However, the momentum model had several very strong months when the stock market advanced sharply in September, October and November, helping us to capitalize on the market's uptrend. Our quality model also performed better in the latter part of the period. Our goal in using these three diverse quantitative models is to help ensure that a portion of the portfolio will be performing well at any given time. The potential positive impact of this strategy was well-demonstrated during the past six months.

    Throughout the period, our use of risk modeling -- limits on the size of individual holdings and on sector and industry allocations relative to the S&P 500 Index -- also supported the Fund's strong performance.

Q: Which equity sectors and securities affected the Fund's performance most during the period?

A: The Fund's stock holdings are determined by our quantitative models. The Fund's sector allocations stem from these individual stock selections, rather than any prediction that certain sectors might perform better or worse than the market. The results of the Fund's sector weightings were positive overall during the period.

    The performance of the Fund's stock holdings added even more significantly to relative return. Stock selection within the consumer staples and health care sectors made the largest positive contributions. Stock selection within information technology had a neutral impact, while selection in the financials and consumer discretionary sectors detracted from relative return.

    Stocks that had the greatest positive effect on relative return included Altria, a consumer staples/tobacco stock that was

--------------------------------------------------------------------------------
6 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We will maintain our strategy of monitoring weightings for risk management so that no individual security, industry or sector becomes too large within the Fund's portfolio. (end callout quote)

    favored by all three of our models and health care company Johnson & Johnson, which was favored by our quality model. Exxon Mobil, an integrated oil company chosen by our quality model, also performed quite well, as did home improvement retailer Home Depot. Stocks that detracted from relative return included large pharmaceutical firm Merck, which faced the recall of its popular arthritis drug Vioxx and semi-conductor firm Intel, which suffered from concerns about excess capacity in the semiconductor industry. Additionally, previous strong performer eBay gave back some of its 2004 gains during the month of January when the internet auction company announced earnings that fell short of analyst expectations. The Fund's holdings of mortgage financer Fannie Mae and telecommunications services company Verizon Communications also detracted from relative performance.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the period, the Fund maintained the following allocation among the three models:

    o  40% investment in the  momentum model

    o  30% in the value model and

    o  30% in the quality model.

    The Fund continued to experience inflows of cash during the period, primarily share purchases by the AXP Portfolio Builder Series asset allocation funds. We managed this influx by purchasing S&P 500 Index futures.

    The Fund's sector weightings are a by-product of the individual stocks selected by our three models. Over the course of the six months, our models became more negative on stocks in the financial sector. Also during the period, the Fund's position in energy relative to the S&P 500 Index became a bit larger.

--------------------------------------------------------------------------------
7 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    To summarize the Fund's allocations at the end of the period, it had larger-than-S&P 500 Index positions in energy, telecommunications and consumer staples and smaller-than benchmark positions in industrials and financials.

    Also during the period, our separate asset allocation model pointed to opportunities in international stocks. Consequently, this past autumn we began buying MSCI EAFE iShares, an exchange-traded fund based on the MSCI EAFE Index. As much as 4% of portfolio assets were invested in MSCI EAFE iShares during the period. The position was 2.5% at the end of the semi-annual period. The Fund benefited from this position as international stocks performed well relative to the S&P 500 Index.

Q:  How do you intend to manage the Fund in the coming months?

A: We will continue to use our three well-tested models with a goal of finding attractive stocks regardless of market conditions. We believe the style diversification of these three models has been vital to the relatively consistent performance that has benefited shareholders since the Fund's inception.

    We will also maintain our strategy of monitoring weightings for risk management so that no individual security, industry or sector becomes too large within the Fund's portfolio. We also intend to continue our use of other risk controls, including constraints on market capitalization, price, quality, turnover, transaction costs, and more.

    If our asset allocation model shows greater preference for international stocks, we may increase our exposure there. The strong performance of our value model has been a key performance factor for approximately two years now. Considering the relatively weak performance of our momentum model during that time, we believe results from the momentum model may begin to improve. In addition, the quality model typically acts as a defensive position, so if equity markets weaken, we would expect the quality model to help support the Fund's performance.

    We have become a bit more conservative in our view for the broad equity market going forward, given current valuations and historical averages. Thus, we intend to maintain the high quality of the Fund's portfolio, while at the same time maintaining our style diversification.

--------------------------------------------------------------------------------
8 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

AXP Quantitative Large Cap Equity Fund

Jan. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.7%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (93.1%)
Boeing                                         11,836                 $598,902
General Dynamics                                1,018                  105,109
Honeywell Intl                                  2,242                   80,667
Lockheed Martin                                 6,404                  370,215
Raytheon                                        6,787                  253,834
Rockwell Collins                                1,517                   65,079
United Technologies                             4,106                  413,392
Total                                                                1,887,198

Automotive & related (2.4%)
Delphi                                          9,270                   70,359
Ford Motor                                     27,963                  368,273
General Motors                                 14,147                  520,751
Genuine Parts                                   4,854                  205,470
Johnson Controls                                2,710                  160,324
PACCAR                                          1,914                  135,243
Total                                                                1,460,420

Banks and savings & loans (4.4%)
Bank of America                                21,635                1,003,215
Bank of New York                                2,641                   78,464
Comerica                                        2,928                  169,414
First Horizon Natl                              1,395                   59,385
Natl City                                      16,249                  577,652
Regions Financial                               3,058                   97,856
Washington Mutual                              17,053                  688,089
Total                                                                2,674,075

Beverages & tobacco (6.7%)
Altria Group                                   41,974                2,679,201
Coca-Cola                                      27,383                1,136,121
PepsiCo                                         1,067                   57,298
Reynolds American                               2,784                  223,889
UST                                             2,049                  103,802
Total                                                                4,200,311

Broker dealers (2.5%)
Bear Stearns Companies                          2,309                  233,348
JPMorgan Chase & Co                            25,484                  951,317
Lehman Brothers Holdings                        3,215                  293,176
Merrill Lynch & Co                              1,030                   61,872
Total                                                                1,539,713

Building materials & construction (0.7%)
American Standard Companies                     2,670(b)               106,907
Masco                                           6,349                  233,643
Sherwin-Williams                                1,430                   61,776
Total                                                                  402,326

Cellular telecommunications (0.2%)
Nextel Communications Cl A                      4,062(b)               116,539

Chemicals (0.2%)
Eastman Chemical                                1,947                  105,430

Computer hardware (0.9%)
Apple Computer                                  7,106(b)               546,451

Computer software & services (6.1%)
Adobe Systems                                   2,589                  147,314
Autodesk                                        7,095                  208,380
Automatic Data Processing                       3,583                  155,789
Convergys                                       4,276(b)                61,104
Electronic Data Systems                         5,286                  113,226
Microsoft                                      69,193                1,818,392
NCR                                             1,760(b)                60,157
Oracle                                         65,606(b)               903,395
Symantec                                       11,891(b)               277,655
Total                                                                3,745,412

Energy (12.1%)
Anadarko Petroleum                             10,368                  686,465
Burlington Resources                           11,389                  497,813
ChevronTexaco                                  17,104                  930,458
ConocoPhillips                                 21,394                1,985,149
Devon Energy                                   13,196                  536,681
Exxon Mobil                                    41,661                2,149,708
Occidental Petroleum                           11,777                  687,541
Total                                                                7,473,815

Energy equipment & services (1.0%)
Baker Hughes                                    4,609                  199,570
BJ Services                                     3,204                  153,952
Noble                                           1,127(b)                60,125
Transocean                                      4,269(b)               187,836
Total                                                                  601,483

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Finance companies (2.3%)
Citigroup                                      25,879               $1,269,365
MGIC Investment                                 1,989                  127,097
Total                                                                1,396,462

Financial services (4.5%)
Countrywide Financial                          22,439                  830,243
Fannie Mae                                     24,192                1,562,318
Freddie Mac                                     3,757                  245,295
Providian Financial                             3,657(b)                60,999
SLM                                             1,687                   84,671
Total                                                                2,783,526

Furniture & appliances (0.4%)
Black & Decker                                  1,813                  149,391
Stanley Works                                   1,664                   79,140
Total                                                                  228,531

Health care products (9.4%)
Abbott Laboratories                             2,836                  127,677
Becton, Dickinson & Co                          8,363                  473,764
Biogen Idec                                     6,445(b)               418,667
Biomet                                          2,427                  103,099
Bristol-Myers Squibb                            2,848                   66,757
CR Bard                                         2,441                  165,500
Gilead Sciences                                 6,206(b)               205,419
Johnson & Johnson                              38,320                2,479,303
Medtronic                                       7,073                  371,262
Merck & Co                                     41,123                1,153,499
Schering Plough                                12,534                  232,631
Waters                                          1,221(b)                59,927
Total                                                                5,857,505

Health care services (1.4%)
Aetna                                             475                   60,349
Cardinal Health                                 4,826                  271,800
Tenet Healthcare                               11,188(b)               111,097
WellPoint                                       3,362(b)               408,483
Total                                                                  851,729

Home building (1.0%)
Centex                                          2,951                  180,926
KB HOME                                         1,880                  204,262
Pulte Homes                                     3,146                  207,887
Total                                                                  593,075

Household products (1.7%)
Avon Products                                   6,524                  275,443
Gillette                                       14,733                  747,258
Total                                                                1,022,701

Industrial transportation (2.1%)
Burlington Northern Santa Fe                    3,874                  186,649
FedEx                                           4,322                  413,399
Norfolk Southern                                8,599                  300,277
Ryder System                                    1,330                   60,582
United Parcel Service Cl B                      4,398                  328,443
Total                                                                1,289,350

Insurance (5.0%)
ACE                                             1,740(c)                75,516
Allstate                                       10,114                  510,150
Ambac Financial Group                           1,495                  114,936
Aon                                             9,296                  211,391
CIGNA                                           6,573                  527,483
Hartford Financial Services Group               2,351                  158,199
Jefferson-Pilot                                 2,029                  101,247
Lincoln Natl                                    2,712                  125,132
Loews                                           4,110                  279,480
Marsh & McLennan Companies                      4,147                  134,778
MBIA                                            2,489                  148,693
Principal Financial Group                       2,364                   95,931
Prudential Financial                            4,085                  220,222
Safeco                                          1,299                   60,144
Torchmark                                       2,377                  129,784
UnumProvident                                   6,129                  105,235
XL Capital Cl A                                   798(c)                59,674
Total                                                                3,057,995

Investment companies (2.6%)
iShares MSCI EAFE Index Fund                   10,000                1,569,000

Leisure time & entertainment (1.4%)
Brunswick                                       1,032                   47,596
Eastman Kodak                                  10,366                  343,011
Harley-Davidson                                 6,636                  398,890
Mattel                                          3,612                   70,253
Total                                                                  859,750

Lodging & gaming (0.3%)
Marriott Intl Cl A                                927                   58,568
Starwood Hotels & Resorts
  Worldwide                                     2,038                  117,980
Total                                                                  176,548

Media (2.7%)
eBay                                           16,547(b)             1,348,580
Yahoo!                                          9,037(b)               318,193
Total                                                                1,666,773

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Metals (0.4%)
Nucor                                           2,946                 $165,448
Phelps Dodge                                      764                   73,573
Total                                                                  239,021

Multi-industry (2.7%)
3M                                              3,534                  298,128
Monsanto                                        3,023                  163,635
Textron                                         1,304                   93,862
Tyco Intl                                      29,189(c)             1,054,890
WW Grainger                                     1,031                   63,108
Total                                                                1,673,623

Paper & packaging (0.4%)
Ball                                            3,016                  128,844
Georgia-Pacific                                 3,144                  100,922
Total                                                                  229,766

Real estate investment trust (0.3%)
Archstone-Smith Trust                           1,727                   59,236
Plum Creek Timber                               1,401                   50,044
ProLogis                                        1,558                   59,422
Total                                                                  168,702

Restaurants (0.9%)
Starbucks                                       9,693(b)               523,422

Retail -- drugstores (0.1%)
CVS                                             1,670                   77,405

Retail -- general (5.8%)
Best Buy                                        2,172                  116,832
Circuit City Stores                             4,198                   60,115
Dollar General                                  2,935                   59,316
Home Depot                                     29,413                1,213,580
JC Penney                                       5,725                  244,572
May Dept Stores                                 2,021                   68,512
Sears, Roebuck and Co                           5,507                  276,727
Toys "R" Us                                     4,712(b)               101,072
Wal-Mart Stores                                27,346                1,432,931
Total                                                                3,573,657

Retail -- grocery (1.0%)
Albertson's                                     5,606                  128,265
Kroger                                         15,040(b)               257,184
Safeway                                        11,080(b)               208,858
Total                                                                  594,307

Telecom equipment & services (3.7%)
Motorola                                       20,338                  320,120
QUALCOMM                                       52,999                1,973,683
Total                                                                2,293,803

Textiles & apparel (0.5%)
Nike Cl B                                       2,895                  250,794
VF                                              1,162                   61,760
Total                                                                  312,554

Utilities -- electric (2.7%)
American Electric Power                         4,102                  144,596
CenterPoint Energy                              9,851                  110,824
DTE Energy                                      1,380                   60,458
Duke Energy                                     4,176                  111,875
Edison Intl                                     9,830                  319,180
PG&E                                            8,973(b)               314,055
Public Service Enterprise Group                 2,910                  153,503
TXU                                             6,840                  473,327
Total                                                                1,687,818

Utilities -- natural gas (0.2%)
Sempra Energy                                   3,333                  124,054

Utilities -- telephone (5.9%)
AT&T                                           18,562                  356,205
BellSouth                                      34,568                  907,065
CenturyTel                                      3,807                  124,108
SBC Communications                             34,434                  818,152
Sprint                                         24,558                  585,217
Verizon Communications                         22,797                  811,345
Total                                                                3,602,092

Total common stocks
(Cost: $58,033,786)                                                $61,206,342

Short-term security (2.4%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agency
Federal Natl Mtge Assn Disc Nt
   04-06-05               2.46%            $1,500,000               $1,493,360

Total short-term security
(Cost: $1,493,280)                                                  $1,493,360

Total investments in securities
(Cost: $59,527,066)(d)                                             $62,699,702

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2005, the value of foreign securities represented 1.9% of net assets.

(d) At Jan. 31, 2005, the cost of securities for federal income tax purposes was approximately $59,527,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 4,435,000
      Unrealized depreciation                                       (1,262,000)
                                                                    ----------
      Net unrealized appreciation                                  $ 3,173,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Quantitative Large Cap Equity Fund

Jan. 31, 2005 (Unanudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $59,527,066)                                                                                $62,699,702
Cash in bank on demand deposit                                                                                      651,418
Capital shares receivable                                                                                            30,378
Dividends and accrued interest receivable                                                                            61,170
Receivable for investment securities sold                                                                         1,752,691
                                                                                                                  ---------
Total assets                                                                                                     65,195,359
                                                                                                                 ----------
Liabilities
Capital shares payable                                                                                               13,736
Payable for investment securities purchased                                                                       3,765,064
Accrued investment management services fee                                                                            2,992
Accrued distribution fee                                                                                                705
Accrued transfer agency fee                                                                                             335
Accrued administrative services fee                                                                                     249
Other accrued expenses                                                                                               24,400
                                                                                                                     ------
Total liabilities                                                                                                 3,807,481
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                              $61,387,878
                                                                                                                ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $    97,224
Additional paid-in capital                                                                                       57,710,566
Undistributed net investment income                                                                                  34,770
Accumulated net realized gain (loss)                                                                                372,682
Unrealized appreciation (depreciation) on investments                                                             3,172,636
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                        $61,387,878
                                                                                                                ===========
Net assets applicable to outstanding shares:                  Class A                                           $15,221,449
                                                              Class B                                           $ 4,712,142
                                                              Class C                                           $   137,752
                                                              Class I                                           $41,287,230
                                                              Class Y                                           $    29,305
Net asset value per share of outstanding capital stock:       Class A shares                     2,414,699      $      6.30
                                                              Class B shares                       752,914      $      6.26
                                                              Class C shares                        22,003      $      6.26
                                                              Class I shares                     6,528,144      $      6.32
                                                              Class Y shares                         4,643      $      6.31
                                                                                                     -----      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
AXP Quantitative Large Cap Equity Fund

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                        $  402,405
Interest                                                                                                             17,814
                                                                                                                     ------
Total income                                                                                                        420,219
                                                                                                                    -------
Expenses (Note 2):
Investment management services fee                                                                                  131,798
Distribution fee
   Class A                                                                                                           17,738
   Class B                                                                                                           17,981
   Class C                                                                                                              670
Transfer agency fee                                                                                                  14,148
Incremental transfer agency fee
   Class A                                                                                                            1,093
   Class B                                                                                                              739
   Class C                                                                                                               34
Service fee -- Class Y                                                                                                   14
Administrative services fees and expenses                                                                             9,322
Compensation of board members                                                                                         3,536
Custodian fees                                                                                                       10,170
Printing and postage                                                                                                 10,125
Registration fees                                                                                                    18,424
Audit fees                                                                                                            9,000
Other                                                                                                                 1,929
                                                                                                                      -----
Total expenses                                                                                                      246,721
   Expenses waived/reimbursed by AEFC (Note 2)                                                                      (13,420)
                                                                                                                    -------
                                                                                                                    233,301
   Earnings credits on cash balances (Note 2)                                                                          (916)
                                                                                                                       ----
Total net expenses                                                                                                  232,385
                                                                                                                    -------
Investment income (loss) -- net                                                                                     187,834
                                                                                                                    -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                   895,958
   Futures contracts                                                                                                (52,342)
                                                                                                                    -------
Net realized gain (loss) on investments                                                                             843,616
Net change in unrealized appreciation (depreciation) on investments                                               2,468,542
                                                                                                                  ---------
Net gain (loss) on investments                                                                                    3,312,158
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                  $3,499,992
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Quantitative Large Cap Equity Fund

                                                                                       Jan. 31, 2005             July 31, 2004
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                       $   187,834               $    70,924
Net realized gain (loss) on investments                                                   843,616                   824,610
Net change in unrealized appreciation (depreciation) on investments                     2,468,542                   335,658
                                                                                        ---------                   -------
Net increase (decrease) in net assets resulting from operations                         3,499,992                 1,231,192
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                             (62,837)                  (32,550)
      Class B                                                                                  --                      (921)
      Class C                                                                                  --                       (88)
      Class I                                                                            (142,494)                       --
      Class Y                                                                                (172)                      (94)
   Net realized gain
      Class A                                                                            (327,285)                 (204,671)
      Class B                                                                            (102,880)                  (35,467)
      Class C                                                                              (3,213)                   (2,669)
      Class I                                                                            (723,932)                       --
      Class Y                                                                                (727)                     (461)
                                                                                             ----                      ----
Total distributions                                                                    (1,363,540)                 (276,921)
                                                                                       ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              7,609,125                 6,113,596
   Class B shares                                                                       2,103,999                 2,111,340
   Class C shares                                                                          12,380                    99,094
   Class I shares                                                                      30,155,666                 9,070,761
   Class Y shares                                                                           4,000                        --
Reinvestment of distributions at net asset value
   Class A shares                                                                         346,177                    96,546
   Class B shares                                                                         100,334                    34,783
   Class C shares                                                                           2,894                     2,508
   Class I shares                                                                         866,108                        --
   Class Y shares                                                                             505                       257
Payments for redemptions
   Class A shares                                                                      (6,985,867)               (1,001,408)
   Class B shares (Note 2)                                                               (278,220)                 (582,132)
   Class C shares (Note 2)                                                                (24,527)                  (31,819)
   Class I shares                                                                        (110,932)                     (701)
                                                                                         --------                      ----
Increase (decrease) in net assets from capital share transactions                      33,801,642                15,912,825
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                35,938,094                16,867,096
Net assets at beginning of period                                                      25,449,784                 8,582,688
                                                                                       ----------                 ---------
Net assets at end of period                                                           $61,387,878               $25,449,784
                                                                                      ===========               ===========
Undistributed net investment income                                                   $    34,770               $    52,439
                                                                                      -----------               -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Quantitative Large Cap Equity Fund

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 67.26% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the

--------------------------------------------------------------------------------
16 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations,

--------------------------------------------------------------------------------
17 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
18 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $4,958 for the six months ended Jan. 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
19 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $41,444 for Class A, $1,875 for Class B and $30 for Class C for the six months ended Jan. 31, 2005.

For the six months ended Jan. 31, 2005, AEFC and its affiliates waived certain fees and expenses to 1.22% for Class A, 2.01% for Class B, 2.03% for Class C, 0.89% for Class I and 1.04% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $7,060, $1,408, $50 and $17, respectively, and the management fees waived at the Fund level were $4,885. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 1.25% for Class A, 2.04% for Class B, 2.06% for Class C, 0.93% for Class I and 1.06% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $916 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $45,478,239 and $12,755,551, respectively, for the six months ended Jan. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Jan. 31, 2005
                                              Class A      Class B       Class C       Class I     Class Y
Sold                                        1,210,633      339,910         1,997     4,863,531         685
Issued for reinvested distributions            54,345       15,850           457       135,541          79
Redeemed                                   (1,114,851)     (45,066)       (4,023)      (17,985)         --
                                           ----------      -------        ------       -------         ---
Net increase (decrease)                       150,127      310,694        (1,569)    4,981,087         764
                                              -------      -------        ------     ---------         ---

                                                               Year ended July 31, 2004
                                              Class A      Class B       Class C      Class I*     Class Y
Sold                                        1,028,744      358,722        17,252     1,547,177          --
Issued for reinvested distributions            16,447        5,946           429            --          45
Redeemed                                     (166,966)     (99,601)       (5,323)         (120)         --
                                             --------      -------        ------          ----         ---
Net increase (decrease)                       878,225      265,067        12,358     1,547,057          45
                                              -------      -------        ------     ---------         ---

* Inception date was July 15, 2004.

--------------------------------------------------------------------------------
20 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2005.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005(h)          2004              2003(b)
Net asset value, beginning of period                                          $5.95            $5.44             $5.00
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                    .02              .02               .01
Net gains (losses) (both realized and unrealized)                               .52              .63               .43
                                                                              -----            -----             -----
Total from investment operations                                                .54              .65               .44
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.03)            (.02)               --
Distributions from realized gains                                              (.16)            (.12)               --
                                                                              -----            -----             -----
Total distributions                                                            (.19)            (.14)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $6.30            $5.95             $5.44
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $15              $13                $8
Ratio of expenses to average daily net assets(c),(d)                          1.22%(e)         1.13%             1.22%(e)
Ratio of net investment income (loss) to average daily net assets              .78%(e)          .65%              .81%(e)
Portfolio turnover rate (excluding short-term securities)                       31%              64%               17%
Total return(f)                                                               9.02%(g)        11.99%             8.80%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.35% for the six months ended Jan. 31, 2005 and 1.91% and 7.39% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
21 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004              2003(b)
Net asset value, beginning of period                                          $5.90            $5.43             $5.00
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                     --             (.02)               --
Net gains (losses) (both realized and unrealized)                               .52              .61               .43
                                                                              -----            -----             -----
Total from investment operations                                                .52              .59               .43
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                              (.16)            (.12)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $6.26            $5.90             $5.43
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $5               $3                $1
Ratio of expenses to average daily net assets(c),(d)                          2.01%(e)         1.95%             2.01%(e)
Ratio of net investment income (loss) to average daily net assets             (.02%)(e)        (.16%)            (.08%)(e)
Portfolio turnover rate (excluding short-term securities)                       31%              64%               17%
Total return(f)                                                               8.77%(g)        10.95%             8.60%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.12% for the six months ended Jan. 31, 2005 and 2.73% and 8.18% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
22 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005(h)          2004              2003(b)
Net asset value, beginning of period                                          $5.90            $5.43             $5.00
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                     --             (.02)               --
Net gains (losses) (both realized and unrealized)                               .52              .61               .43
                                                                              -----            -----             -----
Total from investment operations                                                .52              .59               .43
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                              (.16)            (.12)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $6.26            $5.90             $5.43
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                          2.03%(e)         1.95%             2.01%(e)
Ratio of net investment income (loss) to average daily net assets             (.03%)(e)        (.17%)            (.05%)(e)
Portfolio turnover rate (excluding short-term securities)                       31%              64%               17%
Total return(f)                                                               8.77%(g)        10.96%             8.60%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.13% for the six months ended Jan. 31, 2005 and 2.73% and 8.20% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
23 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005(h)          2004(b)
Net asset value, beginning of period                                          $5.96            $5.99
                                                                              -----            -----
Income from investment operations:
Net investment income (loss)                                                    .02              .02
Net gains (losses) (both realized and unrealized)                               .53             (.05)
                                                                              -----            -----
Total from investment operations                                                .55             (.03)
                                                                              -----            -----
Less distributions:
Dividends from net investment income                                           (.03)              --
Distributions from realized gains                                              (.16)              --
                                                                              -----            -----
Total distributions                                                            (.19)              --
                                                                              -----            -----
Net asset value, end of period                                                $6.32            $5.96
                                                                              -----            -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $41               $9
Ratio of expenses to average daily net assets(c)                               .89%(d)          .93%(d),(e)
Ratio of net investment income (loss) to average daily net assets             1.09%(d)         5.35%(d)
Portfolio turnover rate (excluding short-term securities)                       31%              64%
Total return(f)                                                               9.20%(g)         (.50%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.27% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
24 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005(h)          2004              2003(b)
Net asset value, beginning of period                                          $5.95            $5.45             $5.00
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                    .02              .03               .01
Net gains (losses) (both realized and unrealized)                               .54              .61               .44
                                                                              -----            -----             -----
Total from investment operations                                                .56              .64               .45
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.04)            (.02)               --
Distributions from realized gains                                              (.16)            (.12)               --
                                                                              -----            -----             -----
Total distributions                                                            (.20)            (.14)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $6.31            $5.95             $5.45
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                          1.04%(e)          .98%             1.01%(e)
Ratio of net investment income (loss) to average daily net assets              .97%(e)          .78%              .90%(e)
Portfolio turnover rate (excluding short-term securities)                       31%              64%               17%
Total return(f)                                                               9.32%(g)        11.87%             9.00%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.18% for the six months ended Jan. 31, 2005 and 1.76% and 7.20% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
25 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
26 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

                                                     Beginning            Ending            Expenses
                                                    account value      account value      paid during         Annualized
                                                    Aug. 1, 2004       Jan. 31, 2005      the period(a)      expense ratio
Class A
  Actual(b)                                            $1,000            $1,090.20           $ 6.46              1.22%
  Hypothetical (5% return before expenses)             $1,000            $1,019.16           $ 6.24              1.22%
Class B
  Actual(b)                                            $1,000            $1,087.70           $10.63              2.01%
  Hypothetical (5% return before expenses)             $1,000            $1,015.15           $10.26              2.01%
Class C
  Actual(b)                                            $1,000            $1,087.70           $10.74              2.03%
  Hypothetical (5% return before expenses)             $1,000            $1,015.05           $10.37              2.03%
Class I
  Actual(b)                                            $1,000            $1,092.00           $ 4.72               .89%
  Hypothetical (5% return before expenses)             $1,000            $1,020.83           $ 4.56               .89%
Class Y
  Actual(b)                                            $1,000            $1,093.20           $ 5.52              1.04%
  Hypothetical (5% return before expenses)             $1,000            $1,020.07           $ 5.32              1.04%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2005: +9.02% for Class A, +8.77% for Class B, +8.77% for Class C, +9.20% for Class I and +9.32% for Class Y.

--------------------------------------------------------------------------------
27 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
28 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Growth Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 30, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 30, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          March 30, 2005